SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant	⌧
Filed by a Party other than the Registrant	◻

Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
⌧	Definitive Proxy Statement
◻	Definitive Additional Materials
◻	Soliciting Material Pursuant to § 240.14a-12

GlycoMimetics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

⌧	No fee required
◻	Fee paid previously with preliminary materials
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GLYCOMIMETICS, INC.

9708 Medical Center Drive

Rockville, Maryland 20850

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 18, 2022

Dear Stockholder:

You are cordially invited to attend the virtual Annual Meeting of Stockholders of GlycoMimetics, Inc., a Delaware corporation. In light of public health concerns regarding the COVID-19 pandemic, to protect the health and safety of our stockholders and employees and to facilitate stockholder participation, the Annual Meeting will again be held through a live webcast at www.virtualshareholdermeeting.com/GLYC2022. You will not be able to attend the meeting in person. The meeting will be held on Wednesday, May 18, 2022 at 9:00 a.m. Eastern Time for the following purposes:

1.	To elect the three nominees for director named herein to hold office until the 2025 Annual Meeting of Stockholders.

2.

To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of GlycoMimetics, Inc. for its fiscal year ending December 31, 2022.

3.	To approve the Amended and Restated 2013 Equity Incentive Plan.

4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy materials.

5.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

You will be able to attend the virtual Annual Meeting, submit questions, and vote during the live webcast by visiting www.virtualshareholdermeeting.com/GLYC2022 and entering the 16-digit Control Number found on your proxy card or in the instructions that you received via email. We encourage our stockholders to retain their control numbers from proxy cards or voting instruction forms in order to be able to access the virtual Annual Meeting. Please refer to the additional logistical details and recommendations in the accompanying proxy statement. You may log in beginning at 8:30 a.m. Eastern Time on Wednesday, May 18, 2022.

The record date for the Annual Meeting is April 7, 2022. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on May 18, 2022 at 9:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/GLYC2022.

The proxy statement and annual report to stockholders

are available at http://materials.proxyvote.com/38000Q.

By Order of the Board of Directors

Christian B. Dinneen-Long
Secretary

Rockville, Maryland

April 11, 2022

You are cordially invited to attend the meeting of GlycoMimetics, Inc. online. Whether or not you expect to access the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or on the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote online on the virtual meeting website. Please retain your Control Number from your proxy card or voting instruction form in order to be able to access the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you should follow the instructions provided by your broker, bank or other nominee to be able to participate at the meeting.

GLYCOMIMETICS, INC.

9708 Medical Center Drive

Rockville, Maryland 20850

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

To be held on May 18, 2022

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors (the “Board”) of GlycoMimetics, Inc. (sometimes referred to as the “Company” or “GlycoMimetics”) is soliciting your proxy to vote at the 2022 Annual Meeting of Stockholders, including at any adjournments or postponements thereof (the “Annual Meeting”). You are invited to attend the Annual Meeting virtually to vote on the proposals described in this proxy statement. However, you do not need to attend the virtual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

We intend to mail these proxy materials on or about April 11, 2022 to all stockholders of record entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting?

In light of public health concerns regarding the COVID-19 pandemic, to protect the health and safety of our stockholders and employees and to facilitate stockholder participation, the Annual Meeting will be held through a live webcast on Wednesday, May 18, 2022 at 9:00 a.m. Eastern Time. Online access to the Annual Meeting will begin at 8:30 a.m. ET. Stockholders will not be able to attend the Annual Meeting in person.

To participate in and/or vote at the virtual Annual Meeting, stockholders should go to www.virtualshareholdermeeting.com/GLYC2022. Stockholders must enter the 16-digit Control Number found on their proxy card. Stockholders may still vote prior to the Annual Meeting by internet, telephone or by mail per the instructions on their proxy card. The webcast of the Annual Meeting will be archived for one year after the date of the Annual Meeting at www.virtualshareholdermeeting.com/GLYC2022. Instructions on how to connect to the Annual Meeting and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/GLYC2022.

What if I cannot find my Control Number?

Please note that if you do not have your Control Number and you are a stockholder of record as of the record date, you can call (240) 243-1201 prior to the day of the Annual Meeting and request that your Control Number be provided to you. If you do not have a Control Number, you will still be able to log in as a guest to the meeting webcast by visiting www.virtualshareholdermeeting.com/GLYC2022 and registering as a guest. However, if you log in as a guest you will not be able to vote your shares or ask questions during the Annual Meeting.

How do I ask questions of management or the Board?

Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/GLYC2022.  We will post answers to stockholders’ questions received during the Annual Meeting that are relevant to our business on our Investor Relations website shortly after the meeting.

Where can I get technical assistance?

If you encounter any difficulties accessing the virtual meeting during the check-in time or meeting time, or you have any questions regarding how to use the virtual meeting platform, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 7, 2022 will be entitled to vote at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If, on April 7, 2022, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online during the virtual meeting or vote by proxy. Whether or not you plan to attend the virtual meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on April 7, 2022, your shares were not held in your name but rather in an account at a brokerage firm, bank or other similar intermediary, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that intermediary. The intermediary holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other intermediary regarding how to vote the shares in your account. You are also invited to attend the virtual Annual Meeting.

Will a list of stockholders of record be available?

A list of our stockholders of record as of the close of business on the record date will be made available to stockholders during the meeting at www.virtualshareholdermeeting.com/GLYC2022. In addition, for the ten days prior to the Annual Meeting, the list will be available for examination by any stockholder of record for a legally valid purpose. To access the list of stockholders of record beginning on May 6, 2022 and until the Annual Meeting, stockholders should email ir@glycomimetics.com.

What am I voting on?

There are four matters scheduled for a vote:

●	Election of three directors (Proposal 1);

●	Ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022 (Proposal 2);

●	Approval of the Company’s Amended and Restated 2013 Equity Incentive Plan (Proposal 3); and

●	Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the proxy materials (Proposal 4).

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote online at the virtual Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy on the internet. Whether or not you plan to attend the virtual meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend virtually and vote during the Annual Meeting even if you have already voted by proxy.

●	To vote on the internet before the meeting, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and Control Number from the enclosed proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on May 17, 2022 to be counted.

●	To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and Control Number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on May 17, 2022 to be counted.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. You should mail your signed proxy card sufficiently in advance for it to be received by May 17, 2022.

●	To vote online during the Annual Meeting, stockholders of record will be able to vote their shares electronically during the Annual Meeting by using their 16-digit Control Number. Instructions on how to vote while participating in the Annual Meeting live via the internet are posted at www.virtualshareholdermeeting.com/GLYC2022.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other similar intermediary, you should have received a voting instruction form with these proxy materials from that intermediary rather than from GlycoMimetics. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or on the internet as instructed by your broker or bank. To vote online at the virtual Annual Meeting, you should follow the instructions provided by your broker, bank or other intermediary, or contact that intermediary to request a proxy form.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 7, 2022.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, on the internet or online at the virtual Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the three nominees for director, “For” the ratification of the selection of Ernst & Young LLP as our registered public accounting firm for the fiscal year ending December 31, 2022, “For” the approval of the Amended and Restated 2013 Equity Incentive Plan and “For” the advisory approval of executive compensation. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other similar intermediary how to vote your shares, your broker, bank or other intermediary may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (NYSE), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, Proposals 1, 3 and 4 are considered to be “non-routine” under NYSE rules, meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposal 2 is considered to be a “routine” matter under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other intermediary by the deadline provided in the materials you receive from your broker, bank or other intermediary.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. In addition, we have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and information support for a services fee and reimbursement of customary disbursements that are not expected to exceed $25,000 in total.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may submit a subsequent proxy by telephone or on the internet.

●	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 9708 Medical Center Drive, Rockville, Maryland 20850.

●	You may attend and vote online at the virtual Annual Meeting. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other similar intermediary, you should follow the instructions provided by that intermediary.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 12, 2022, to our Corporate Secretary at 9708 Medical Center Drive, Rockville, Maryland 20850. If you wish to nominate an individual for election as a director at, or bring business other than through a stockholder proposal before, the 2023 Annual Meeting of Stockholders, you must deliver your notice to our Corporate Secretary at the foregoing address between January 18, 2023, and February 17, 2023. In the event that next year’s annual meeting is scheduled to be held before April 18, 2023, or after June 17, 2023, then you must deliver your notice to our Corporate Secretary at the foregoing address at least 90 days, but not more than 120 days, prior to the date of next year’s annual meeting, or not more than 10 days following the day on which public announcement of the date of next year’s annual meeting is made. Your notice to the Corporate Secretary must set forth information specified in our amended and restated bylaws, including your name and address and the class and number of shares of our stock that you beneficially own.

If you propose to bring business before an annual meeting other than a director nomination, your notice must also include, as to each matter proposed, the following: 1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting that business at the annual meeting; and 2) any material interest you have in that business. If you propose to nominate an individual for election as a director, your notice must also include, as to each person you propose to nominate for election as a director, the following: 1) the name, age, business address and residence address of the person; 2) the principal occupation or employment of the person; 3) the class and number of shares of our stock that are owned of record and beneficially owned by the person; 4) the date or dates on which the shares were acquired and the investment intent of the acquisition; and 5) any other information concerning the person as would be required to be disclosed in a proxy statement soliciting proxies for the election of that person as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations promulgated under the Exchange Act, including the person’s written consent to being named as a nominee and to serving as a director if elected. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack of independence, of the proposed nominee.

For more information, and for more detailed requirements, please refer to our amended and restated bylaws, filed as an exhibit to our most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2022.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for Proposal 1, votes “For,” “Withhold” and broker non-votes for each nominee; and with respect to Proposals 2, 3 and 4, votes “For,” “Against,” abstentions and, if applicable, broker non-votes.

Abstentions will be counted towards the vote total for Proposals 2, 3 and 4, and will have the same effect as “Against” votes. Broker non-votes on Proposals 1, 3 and 4 will have no effect and will not be counted towards the vote total for any of those proposals.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give any voting instructions to such beneficial owner’s broker, bank or other securities intermediary holding such beneficial owner’s shares under NYSE rules, the broker, bank or other such intermediary cannot vote the shares on matters deemed to be “non-routine” matters. These un-voted shares are counted as “broker non-votes.” Proposals 1, 3 and 4 are considered to be “non-routine” under NYSE rules, and we therefore expect broker non-votes to exist in connection with these proposals.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other intermediary by the deadline provided in the materials you receive from your broker, bank or other intermediary.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	The three nominees receiving the most “For” votes will be elected; withheld votes will have no effect	Not applicable	No effect
2	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2022	“For” votes from the holders of a majority of shares present virtually at the meeting or represented by proxy and entitled to vote on the matter	Against	Not applicable*
3	Approval of the Company’s Amended and Restated Equity Incentive Plan	“For” votes from the holders of a majority of shares present virtually at the meeting or represented by proxy and entitled to vote on the matter	Against	No effect
4	Advisory approval of the compensation of the Company’s named executive officers	“For” votes from the holders of a majority of shares present virtually at the meeting or represented by proxy and entitled to vote on the matter	Against	No effect

*This proposal is considered to be a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other intermediary that holds your shares, your broker, bank or other intermediary has discretionary authority under NYSE rules to vote your shares on this proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present online at the Annual Meeting or represented by proxy. On the record date, there were 52,392,444 shares outstanding and entitled to vote. Thus, the holders of 26,196,223 shares must be present online or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other intermediary) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the Annual Meeting or represented by proxy may adjourn the meeting to another date.

If I miss the Annual Meeting, will there be a copy posted online?

Yes, a replay of the virtual meeting webcast will be available at www.virtualshareholdermeeting.com/GLYC2022 and remain available for at least one year from the date of the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

What proxy materials are available on the internet?

The proxy statement and annual report to stockholders are available at http://materials.proxyvote.com/38000Q.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until that director’s successor is duly elected and qualified.

The Board presently has eight members. There are three directors in the class whose term of office expires in 2022. If elected at the Annual Meeting, each of the nominees would serve until the 2025 annual meeting of stockholders and until his successor has been duly elected and qualified, or, if sooner, until his death, resignation or removal.

It is our policy to invite and encourage directors and nominees for director to attend each annual meeting of stockholders. All directors serving as of the date of the 2021 annual meeting of stockholders were in attendance at that meeting.

Directors are elected by a plurality of the votes of the holders of shares present virtually or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee that we will propose. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

The Nominating and Corporate Governance Committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Committee views as critical to the effective functioning of the Board. In an effort to provide a variety of experience and perspective on the Board, the Committee considers criteria for nominees to require the highest personal integrity and ethics and an ability to read and understand financial statements, and also takes into account the relevant expertise, availability, commitment, demonstrated excellence and diversity of its members. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee to believe that the nominee should continue to serve on the Board. However, each of the members of the Nominating and Corporate Governance Committee may have a variety of reasons why a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS FOR A THREE-YEAR TERM EXPIRING AT THE 2025 ANNUAL MEETING

Scott Jackson, age 57

Mr. Jackson has served as a member of our Board since November 2018. Mr. Jackson served as the chief executive officer and as a member of the board of directors of Celator Pharmaceuticals, Inc. from 2008 until 2016, when the company was acquired by Jazz Pharmaceuticals plc. Mr. Jackson has more than 30 years of experience in the pharmaceutical and biotechnology industries and has held positions of increasing responsibility in sales, marketing and commercial development at Eli Lilly & Co., SmithKline Beecham, ImClone Systems Inc., Centocor Inc. (a division of Johnson & Johnson), Eximias Pharmaceutical and YM BioSciences.  Mr. Jackson currently serves on the board of directors of MacroGenics, Inc. and Spero Therapeutics, Inc., both of which are publicly traded pharmaceutical companies. He holds a B.S. in pharmacy from the Philadelphia College of Pharmacy and Science and an M.B.A. from the University of Notre Dame. We believe Mr. Jackson’s extensive experience in the pharmaceutical and biotechnology industries, including service as an executive officer and board member, as well as his management expertise and significant background in business and commercial development, sales and marketing and clinical development, make him highly qualified to serve as a member of our Board.

Scott Koenig, M.D., Ph.D., age 69

Dr. Koenig has served as a member of our Board since March 2017. Dr. Koenig is the co-founder of and has been the president and chief executive officer and a director of MacroGenics, Inc., a publicly held pharmaceutical company, since 2001. Previously, Dr. Koenig served as a senior vice president at MedImmune, Inc., where he participated in the selection and maturation of their product pipeline. From 1984 to 1990, he worked in the Laboratory of Immunoregulation at the National Institute of Allergy and Infectious Diseases at the National Institutes of Health, where he investigated the immune response to retroviruses and studied the pathogenesis of AIDS. Dr. Koenig currently serves as chairman of the board of directors of Applied Genetic Technologies Corporation, or AGTC, a publicly held pharmaceutical company. He is also a member of the board of directors of the Biotechnology Innovation Organization (BIO) and the International Biomedical Research Alliance. Dr. Koenig received his A.B. and Ph.D. from Cornell University and his M.D. from the University of Texas Health Science Center in Houston.

Based on Dr. Koenig’s deep experience in the biopharmaceutical industry, and specifically in the BioHealth Capital Region of Maryland, Virginia, and Washington, DC, and his service on committees and boards of local institutions and organizations, we believe that Dr. Koenig brings valuable strategic and operational expertise and leadership skills to the Board. The Board believes that Dr. Koenig is able to perform his duties as a director of our company while also serving as an officer and director of MacroGenics and as chairman of AGTC. Dr. Koenig’s service on our Board is not meaningfully impacted by any travel requirements related to his service on the MacroGenics board, as the executive offices of GlycoMimetics and MacroGenics are located in adjacent buildings. Dr. Koenig maintained a perfect attendance record at all Board and committee meetings during 2021. His local presence also enhances his accessibility for other informal interactions as may be requested by management from time to time. In addition to Dr. Koenig’s directly-relevant leadership, strategic and operational skills, we believe his extensive experience in research and clinical development further uniquely qualify him to serve on our Board.

Harout Semerjian, age 51

Mr. Semerjian has served as our President and Chief Executive Officer and as a member of our Board since August 2021. Prior to joining our company, he was an independent advisor to private equity firms focused on investments in healthcare companies. He previously served as president and chief executive officer of Immunomedics, Inc., a pharmaceutical company, during April and May of 2020. From March 2018 to April 2020, he served as an executive vice president and chief commercial officer at Ipsen Pharma, where he was accountable for that company’s worldwide commercialization and portfolio strategy across oncology, neurosciences and rare diseases. From February 2017 to February 2018, he served as president and head of Ipsen’s Specialty Care International Region & Global Franchises. Mr. Semerjian previously spent 16 years at Novartis Oncology, where he held various worldwide strategic and operational positions, culminating in his last role as a senior vice president and global head for Ribociclib, accountable for worldwide launch preparations. During his tenure at Novartis, Mr. Semerjian worked on numerous launches and commercial activities for various therapies, including Gleevec, Tasigna, Exjade/Jadenu, Promacta, Zometa, and Femara. Mr. Semerjian holds an M.B.A. from Cornell University, an M.B.A. from Queen’s University, Canada, and a B.S. in Biology from the Lebanese American University in Lebanon. The Board believes that Mr. Semerjian’s long-time experience as an executive officer in the pharmaceutical industry and his significant background in commercialization activities provide a valuable contribution to our Board, in addition to his role as our Chief Executive Officer.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2023 ANNUAL MEETING

Patricia Andrews, age 64

Ms. Andrews has served as a member of our Board since June 2017. She has served since April 2017 as the chief executive officer of Sumitomo Dainippon Pharma Oncology, Inc. (and its predecessor, Boston Biomedical, Inc.), an oncology drug research and development company, and as an executive officer of its parent company, Sumitomo Dainippon Pharma Co. Ltd. Ms. Andrews joined Boston Biomedical in 2013. From 2008 to 2012, Ms. Andrews served as the chief commercial officer of Incyte Corporation, a publicly held biopharmaceutical company. From 1991 to 2008, Ms. Andrews served in various roles of increasing responsibility at Pfizer Inc., culminating in her role as a vice president and the general manager of Pfizer’s U.S. Oncology business unit. Ms. Andrews received her B.A. degree from Brown University and her M.B.A. degree from the University of Michigan. We believe Ms. Andrews’ qualifications to serve on our Board include her strong leadership and demonstrated management experience within the pharmaceutical industry, including serving as a chief executive officer and a chief commercial officer, as well as her in-depth knowledge of operations and commercial strategy.

Mark Goldberg, M.D., age 67

Dr. Goldberg has served as a member of our Board since 2014. Dr. Goldberg served in a number of capacities of increasing responsibility at Synageva BioPharma Corp., a biopharmaceutical company, between 2011 and 2015, including as Executive Vice President, Medical and Regulatory Strategy. Prior to joining Synageva he served in various management capacities of increasing responsibility at Genzyme Corporation, a biopharmaceutical company, from 1996 to 2011, most recently as Senior Vice President, Clinical Development and Global Therapeutic Head, Oncology and Personalized Genetic Health, and as Chairman of Genzyme’s Early Product Development Board. Prior to working at Genzyme he was a full-time staff physician at Brigham and Women’s Hospital and the Dana-Farber Cancer Institute. He still holds an appointment at Brigham and Women’s Hospital. Dr. Goldberg has also been on the faculty of Harvard Medical School since 1987 and serves as a Lecturer in Medicine (part-time). He is a board-certified medical oncologist and hematologist. Dr. Goldberg serves on the boards of directors of the public biopharmaceutical companies ImmunoGen, Inc., Idera Pharmaceuticals, Inc., Blueprint Medicines Corporation and Avacta Group plc. Within the last five years, he also served on the boards of directors of the public biopharmaceutical companies Audentes Therapeutics, Inc. and aTyr Pharma, Inc. He has also served as a member of the board of directors of the American Cancer Society since January 2019. Dr. Goldberg received his A.B. from Harvard College and his M.D. from Harvard Medical School. The Board believes that Dr. Goldberg’s prestigious medical background and significant clinical experience allow him to make particularly valuable contributions to our research and development efforts, while his public company board experience provides us with valuable strategic and operational expertise and leadership skills.

Timothy Pearson, age 54

Mr. Pearson has served as a member of our Board since 2014 and as our Chairperson since 2019. Mr. Pearson has served as the chief executive officer of Carrick Therapeutics, a privately held oncology company, since July 2019. Mr. Pearson served as an executive vice president and the chief financial officer of TESARO, Inc., an oncology-focused biopharmaceutical company, from 2014 until its acquisition by GlaxoSmithKline in February 2019. He served as an executive vice president, chief financial officer and treasurer of Catalyst Health Solutions, a publicly held pharmacy benefit management company, from 2011 until its acquisition by SXC Health Solutions in 2012. Prior to joining Catalyst Health Solutions, Mr. Pearson served as the chief financial officer and executive vice president of MedImmune, Inc. He previously served on the board of directors of Ra Pharmaceuticals, Inc., a publicly held biopharmaceutical company until acquisition by UCB in 2020. Mr. Pearson is a Certified Public Accountant and holds dual B.S. degrees in Business Administration from the University of Delaware and in Accounting from the University of Maryland, University College, as well as an M.S. degree in Finance from Loyola College. As a result of Mr. Pearson’s educational background and professional experiences, the Board believes Mr. Pearson possesses particularly impactful knowledge and experience in accounting and finance; strategic planning and leadership of complex organizations; and human capital management, all of which strengthen the Board’s collective qualifications, skills and experience.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2024 ANNUAL MEETING

Daniel Junius, age 69

Mr. Junius has served as a member of our Board since March 2016. Mr. Junius served as the president and chief executive officer of ImmunoGen, Inc., a publicly held biotechnology company, from 2009 until his retirement in May 2016. He also served as ImmunoGen’s president and chief operating officer and acting chief financial officer from July 2008 to December 2008, as an executive vice president and the chief financial officer from 2006 to July 2008, and as a senior vice president and the chief financial officer from 2005 to 2006. Mr. Junius also served as a director of ImmunoGen from 2008 until June 2018. Before joining ImmunoGen, Mr. Junius was an executive vice president and the chief financial officer of New England Business Service, Inc., or NEBS, a business-to-business direct marketing company, from 2002 until its acquisition by Deluxe Corporation in 2004 and a senior vice president and the chief financial officer of NEBS from 1998 to 2002. Prior to NEBS, he was a vice president and the chief financial officer of Nashua Corporation, a manufacturer and marketer of specialty imaging paper and label products and services. He joined Nashua Corporation in 1984 and held financial management positions of increasing responsibility before becoming chief financial officer in 1996. Mr. Junius has served on the board of directors and as chair of the audit committee of IDEXX Laboratories, Inc., a publicly held pet healthcare company, since 2014. Mr. Junius holds a Bachelor of Arts in Political Science from Boston College and a Masters in Management from Northwestern University’s Kellogg School of Management. The Board believes that Mr. Junius’s extensive experience, including service as chief executive officer and chief financial officer of public companies, in addition to his financial expertise and depth of knowledge of the biopharmaceutical industry, allows him to make valuable contributions to the Board and to bolster the Board’s overall skills and experience.

Rachel King, age 62

Ms. King co-founded our company and has served as a member of our Board since our inception in 2003. Ms. King served as our president and chief executive officer from our inception in 2003 until August 2021. Previously, Ms. King was an Executive in Residence at New Enterprise Associates (NEA), an investment firm, from 2001 to 2003. From 1999 to 2001, Ms. King served as a senior vice president of Novartis Corporation, a pharmaceutical company. Before joining Novartis, Ms. King spent 10 years with Genetic Therapy, Inc., a biotechnology company, where she served in a number of roles as part of the executive team, which included the company’s initial public offering and later acquisition by Novartis. After the acquisition by Novartis, she served as the chief executive officer of Genetic Therapy, which was then a wholly-owned subsidiary of Novartis. Ms. King previously worked at Alza Corporation, a pharmaceutical and medical systems company that was later acquired by Johnson & Johnson, as well as at Bain and Company, a management consulting firm. Ms. King currently serves on the board of directors of Novavax, Inc., a publicly traded biotechnology company. Ms. King also serves on the board of directors of the Biotechnology Innovation Organization (BIO) and served as the chair of the board of BIO from 2013 to 2015. She was appointed by Maryland’s governor as chair of the Maryland Life Sciences Advisory Board and served in that capacity from 2013 to 2015. She also currently serves on the board of the University of Maryland BioPark. She received a B.A. from Dartmouth College and an M.B.A. from Harvard Business School. The Board believes that Ms. King’s detailed knowledge of our company as one of our co-founders and her experience with biotechnology companies prior to founding our company, in addition to her leadership skills, allow her to make valuable contributions to the Board.

INFORMATION REGARDING THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE

CORPORATE GOVERNANCE POLICIES AND PRACTICES

We are committed to ensuring strong corporate governance practices on behalf of our stockholders, including engaging in efforts when appropriate that are designed to gain insight into our stockholders’ perspectives regarding governance. Our Corporate Governance Guidelines, together with the charters of the Audit, Compensation, and Nominating and Corporate Governance Committees, establish a framework of policies and practices for our effective governance and are each described in more detail below. The Board and its committees regularly review their governance policies and practices, as well as current developments in corporate governance, and update these documents as deemed appropriate for our company.

The following are highlights of our governance policies and practices:

●	Our Board separates the Chair and Chief Executive Officer roles;
●	We have historically had high attendance rates at all of our Board and committee meetings;
●	All Board committees are 100% independent under applicable Nasdaq Stock Market, or Nasdaq, listing rules;
●	We have a policy in place that prohibits our directors, officers and employees from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts or any other inherently speculative transactions with respect to our common stock;
●	We maintain Corporate Governance Guidelines, available to stockholders on our website at www.glycomimetics.com, which are regularly reviewed and updated as needed; and
●	We have a robust annual performance evaluation to evaluate the performance of the Board as a whole and each committee of the Board, and the information from these evaluations is used to consider changes in Board and committee processes.

BOARD LEADERSHIP STRUCTURE

Our Board has an independent chairperson, Mr. Pearson, who has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Chair has substantial ability to shape the work of the Board. We believe that separation of the positions of Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs. In addition, we believe that having an independent chairperson creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in our best interests and those of our stockholders. As a result, we believe that having an independent chairperson can enhance the effectiveness of the Board as a whole. However, the needs of our company and the individuals available to assume these roles may require different outcomes at different times, and the Board believes that retaining flexibility in these decisions is in our best interests. Therefore, the Nominating and Corporate Governance Committee may periodically review our Board leadership structure and provide recommendations to the Board.

BOARD SKILLS MATRIX

The Board skills matrix below depicts the key skills and capabilities that our Board has identified as particularly valuable to the oversight of our business and the execution of our strategy. We believe this skills matrix highlights the depth and breadth of the expertise of the Board.

	Andrews	Goldberg	Jackson	Junius	King	Koenig	Pearson	Semerjian
Leadership Experience
Chief Executive Officer	●		●	●	●	●	●	●
Chief Financial Officer				●			●
Other Executive	●	●	●		●	●		●
Chair/ Lead Director						●	●
Other Board and Committee Service Experience
Other Public Boards		●	●	●	●	●	●
Other Private Boards	●	●	●	●	●		●
Audit		●	●	●			●
Compensation		●	●		●	●	●
Nominating/Governance		●	●	●	●	●
Strategic Experience
Finance / Financial Literacy	●		●	●	●		●	●
Business Development / Partnering	●	●	●	●	●	●	●	●
M&A	●		●	●	●	●	●	●
Capital Raising / Financing			●	●	●	●	●
Sales and Marketing	●		●					●
Pharmaceutical Manufacturing						●	●	●
Pharmaceutical Industry	●	●	●	●	●	●	●	●
Commercial Pharmaceutical	●		●				●	●
Clinical Development	●	●	●			●		●
Research & Discovery	●	●			●	●		●
Regulatory	●	●	●					●
Target Disease Space / Customers	●	●	●			●		●
Government Affairs					●		●	●
International Business			●			●	●	●
Legal / Compliance	●						●	●
Human Capital Management	●	●	●		●		●	●
Public / Investor Relations	●	●	●	●	●	●	●	●
Risk Management				●			●	●

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under Nasdaq listing rules, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by the Board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that Ms. Andrews, Drs. Goldberg and Koenig, and Messrs. Jackson, Junius and Pearson, representing six of our eight current directors, are “independent directors” as defined under Nasdaq listing rules. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with us. Mr. Semerjian is not an independent director by virtue of his employment with us. Ms. King is not an independent director due to her employment with the Company within the prior three years.

BOARD DIVERSITY MATRIX

Board Diversity Matrix (as of April 11, 2022)
Total Number of Directors: 8
	Female	Male	Non-Binary	Did Not Disclose
Part I: Gender Identity
Directors	2	6	-	-
Part II: Demographic Background
White	2	6*	-	-

* Includes one director who identifies as Middle Eastern.

ROLE OF THE BOARD IN RISK OVERSIGHT

One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for our company. The Board also oversees and monitors environmental and social risk management. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements related to matters involving our common stock and our operation as a public company, such as compliance with the rules and regulations of the SEC and the listing rules of Nasdaq. Audit Committee responsibilities also include oversight of cybersecurity risk management, and, to that end, the Audit Committee typically meets annually with both information technology and business personnel responsible for cybersecurity risk management. Our Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Guidelines, including whether the guidelines are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. It is the responsibility of the chairperson of each of these committees to report findings regarding material risk exposures to the Board as quickly as possible. The Board has delegated to

Mr. Pearson as the Chair the responsibility of coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.

MEETINGS OF THE BOARD OF DIRECTORS

Our Board met six times during the last fiscal year. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member.

In connection with each board meeting during 2021, the Company’s independent directors met in executive session at which only independent directors were present.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for the fiscal year ended December 31, 2021 for each of these committees:

Nominating and
Corporate
Name	Audit	Compensation	Governance
Patricia Andrews	●
Mark Goldberg, M.D.		●	●*
Scott Jackson	●	●
Daniel Junius	●*		●
Scott Koenig, M.D., Ph.D.			●
Timothy Pearson		●*
Total meetings in fiscal 2021	5	4	3

*	Committee chairperson

Below is a description of each of these committees.

Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance, and assesses the qualifications, of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law; reviews and approves or rejects transactions between the Company and any related persons; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Audit Committee is currently composed of three directors, Messrs. Junius and Jackson and Ms. Andrews. The Audit Committee met five times during the fiscal year ended December 31, 2021. The Board has adopted a written Audit Committee charter that is available to stockholders on our website at www.glycomimetics.com.

The Board reviews the Nasdaq listing rules definition of independence for Audit Committee members on an annual basis and has determined that all current and proposed members of our Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing rules).

The Board has also determined that Ms. Andrews, Mr. Junius and Mr. Jackson each qualify as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of each committee member’s level of knowledge and experience based on a number of factors, including their formal education and expertise with financial and accounting matters.

Report of the Audit Committee of the Board of Directors(1)

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Mr. Daniel Junius, Chair Ms. Patricia Andrews
Mr. Scott Jackson

(1) The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee of the Board is currently composed of three members, Dr. Goldberg and Messrs. Pearson and Jackson. All members of our Compensation Committee are independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing rules). The Compensation Committee met four times during the fiscal year ended December 31, 2021. The Board has adopted a written Compensation Committee charter that is available to stockholders on our website at www.glycomimetics.com.

The Compensation Committee acts on behalf of the Board to review, adopt and oversee our compensation strategy, policies, plans and programs, including:

●	evaluation of corporate and individual performance relevant to the compensation of our executive officers and other senior management in light of corporate and individual performance objectives established by the Board;

●	review and approval of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of our Chief Executive Officer and the other executive officers;

●	review and approval of the compensation for our independent directors; and

●	administration of our equity compensation plans, employee stock purchase plan and executive severance plans and other similar plans and programs.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least twice per year and with greater frequency if necessary. The agenda for each meeting is usually developed by the chairperson of the Compensation Committee, in consultation with our Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The Chief Executive Officer may provide his recommendations with respect to the achievement of the corporate performance objectives established by the Board, but the Compensation Committee makes the final determination with respect to their level of achievement.

The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve such consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq, the Compensation Committee engaged Aon’s Human Capital Solutions practice, a division of Aon plc, or Aon, a national executive compensation consulting firm, as a compensation consultant. The Compensation Committee has assessed Aon’s independence and determined that Aon had no conflicts of interest in connection with its provision of services to the Compensation Committee. Specifically, the Compensation Committee engaged Aon to suggest a peer company group composed of public companies comparable to us and to conduct an executive compensation assessment analyzing the current cash and equity compensation of our executive officers, directors and other senior management against compensation for similarly situated executives at our peer group companies. Our management provided general information and input to assist the Compensation Committee and Aon during this assessment, but otherwise did not have the ability to direct Aon’s work.

Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year. During 2021, the Compensation Committee recommended to the Board, and the Board approved the recommendation, that from 2022 onward new corporate performance objectives would be established by the full Board, with the Compensation Committee thereafter making a final determination with respect to their level of achievement. The Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the effectiveness of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process includes the determination of compensation levels against established performance objectives. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, the results of the self-evaluation process undertaken by our independent directors and overseen by the Nominating and Corporate Governance Committee, as well as materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies in our named peer group.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of management and the Board, and developing a set of corporate governance principles for the Company.

As part of the annual performance evaluation of the Board and each committee, the Nominating and Corporate Governance Committee oversees a series of in-person interviews and discussions with each director. The discussions cover topics such as the selection and evaluation of Board candidates, the structure and performance of the Board’s committees, Board and committee practices and communication, and CEO performance. The results are confidentially compiled by our outside counsel, which provides and discusses the evaluation results with the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee carefully considers the results and discusses the potential need for any corporate governance or other Board-related changes. The results are thereafter shared with the full Board, along with the Nominating and Corporate Governance Committee’s key observations or recommendations. The Board then utilizes these results in making decisions to improve the effectiveness, communication and structure of the Board and its committees.

The Nominating and Corporate Governance Committee is composed of three directors: Drs. Goldberg and Koenig and Mr. Junius. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing rules). The Nominating and Corporate Governance Committee met three times during the fiscal year ended December 31, 2021. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on our website at www.glycomimetics.com.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment, having a diversity of thought, personal background, perspective and experience, and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time.

Candidates for director nominees are assessed in the context of the current composition of the Board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, including gender, racial and ethnic diversity, to ensure that the Board is able to consider a wide range of perspectives, as well as experience, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. The Board continues to consider the addition of one or more new directors who may be able to enhance the range of perspectives, experience and skills of the Board. To this end, the Nominating and Corporate Governance Committee has been reviewing and interviewing a number of potential candidates, specifically including diverse candidates. The Nominating and Corporate Governance Committee believes that the judgment and perspectives offered by a diverse board of directors improves the quality of decisions made by a board and enhances a company’s business performance. The Nominating and Corporate Governance

Committee also believes that such diversity would help the Board more effectively address the needs of patients, clinicians, stockholders, employees and customers.

The Nominating and Corporate Governance Committee appreciates the value of thoughtful Board refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board. In the case of incumbent directors, including incumbent directors who will be nominees because their terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their tenure as a director, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair those directors’ independence.

The Nominating and Corporate Governance Committee also takes into account the results of the Board’s self-assessment, conducted annually on a group basis. The self-assessment includes an evaluation of the Board’s and each committee’s contributions as a whole and effectiveness in serving the best interest of the company and our stockholders, specific areas in which the Board believes that the performance of the Board and its committees could be improved, and overall Board composition and makeup.

In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing rules, applicable SEC rules and regulations, and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee not only uses its network of contacts to identify potential candidates but has also previously engaged a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 9708 Medical Center Drive, Rockville, Maryland 20850, at least 90 days but not more than 120 days prior to the anniversary date of the mailing of the Company’s proxy statement for the last annual meeting. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of the Company’s stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Board Oversight of Human Capital Resources and Diversity

As part of its general oversight responsibilities, the Board oversees management’s efforts with respect to our human capital resources and diversity efforts. Our human capital resources objectives include, as applicable, identifying, recruiting, retaining, incentivizing and integrating our existing and new employees. The principal purposes of our equity incentive plans, the administration of which has been delegated to the Compensation Committee, are to attract, retain and reward high performing employees through the granting of equity-based compensation awards in order to increase shareholder value and the success of our company by motivating employees to perform to the best of their abilities and achieve our company objectives.

STOCKHOLDER ENGAGEMENT AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholder Engagement

Our relationships with our stockholders are a high priority, and we recognize that stockholders can have divergent interests and different views on our practices, objectives and time horizons. To ensure that the Board and management have an opportunity to listen to and understand the varying perspectives of our stockholders, members of our management team have consistently engaged with certain of our stockholders. During 2021, members of our management team periodically reached out to stockholders representing nearly 40% of our outstanding shares to seek feedback regarding the Company’s corporate governance policies or business strategy.

Our management team has been consistently proactive in addressing various concerns of certain institutional investors and proxy advisory firms. For example, Dr. Scott Koenig, one of our directors nominated for re-election this year, was in 2019 considered to be “overboarded” due to the fact that, in addition to our Board, he served on two other public company boards of directors, including the company for which he serves as chief executive officer. This resulted in Dr. Koenig receiving more “withhold” votes than votes “for” re-election at our annual meeting that year, even though he was re-elected at that time and has been nominated for re-election this year. Our Board recognized the potential concerns that were raised that year and directed management to conduct outreach to address the issue with our major stockholders, a practice that has continued since then. Our focus on open channels of communication has given management and the Board a better understanding of, and valuable insight into, the views of these stockholders. This year, none of the stockholders with which our management team have interacted have indicated any concerns that would cause them to cast a “withhold” vote for any director nominee in this year’s election, including Dr. Koenig. For more detailed information about the reasons why we believe Dr. Koenig continues to be a valuable contributor to our Board, please refer to his biography above.

Process for Stockholder Communications with the Board

The Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to our Corporate Secretary at 9708 Medical Center Drive, Rockville, Maryland 20850. Each communication must set forth:

●	the name and address of the stockholder on whose behalf the communication is sent; and

●	the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the communication.

The Secretary will review each communication. The Secretary will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Secretary shall discard the communication.

CODE OF ETHICS

We have adopted the GlycoMimetics, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.glycomimetics.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

CORPORATE GOVERNANCE GUIDELINES

The Board has adopted Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines, available to stockholders on our website at

www.glycomimetics.com, set forth the practices the Board intends to follow with respect to board composition and selection (including diversity), board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Nominating and Corporate Governance Committee regularly reviews the Corporate Governance Guidelines, seeks advice and recommendations from outside advisors, and considers corporate governance trends and best practices in the company’s industry.

Prohibition on Hedging and Pledging of Company Securities and Insider Trading Policy

The Board has approved a corporate insider trading policy to prohibit executive officers, directors and employees from purchasing our securities on margin and borrowing against our securities, holding our securities in a margin account, borrowing against any account in which our securities are held, or otherwise pledging our securities as collateral for a loan. The insider trading policy also prohibits executive officers, directors and employees from engaging in transactions in puts, calls, or other derivative securities on an exchange or in any other organized market and from engaging in any hedging transaction.

Incentive Compensation Recoupment Policy

In June 2020, our Compensation Committee adopted a policy for recoupment of certain incentive compensation paid to our chief executive officer and chief financial officer. In the event we are required to restate our financial results due to material noncompliance with any financial reporting requirement and the misconduct of an executive officer covered by the policy contributed to such noncompliance, we may seek to recover the amount of any incentive compensation, including any cash or equity compensation granted, earned or vested based in whole or in part on the attainment of a financial reporting measure (such as under our bonus plan and any other program or plan approved after the adoption of the policy), that was paid to such covered executive officer during the three-year period preceding the date of the restatement and attributable to the erroneously reported results. In addition, if any covered executive officer sells stock acquired pursuant to an equity award granted after the policy's adoption and the sale occurs between the time our financial results are reported and the time those results are required to be restated, we may recover the excess of the actual sale proceeds over the proceeds the Board determines the executive officer would have received from the sale if the restatement had occurred prior to the sale. The misconduct covered by the policy includes any knowing violation of SEC rules and regulations or willful commission of an act of fraud, dishonesty, recklessness or gross negligence in the performance of the executive officer's duties.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements beginning with the year ended December 31, 2011. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s amended and restated bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2021 and 2020 by Ernst & Young LLP, the Company’s principal accountant.

	FISCAL YEAR ENDED DECEMBER 31,
	2021	2020

	(in thousands)
Audit fees	$597	$574
All other fees	2	3
Total	$599	$577

Audit fees for both years include the aggregate fees billed or incurred for professional services rendered in connection with the annual audit of our consolidated financial statements, reviews of our quarterly financial statements included in our quarterly reports on Form 10-Q, accounting and financial reporting consultations and services in connection with registration statements and comfort letters. The other fees for the years ended December 31, 2021 and 2020 related to an annual subscription for an online platform for accessing and researching accounting and financial reporting content.

All of the services of Ernst & Young LLP for the years ended December 31, 2021 and 2020 described above were pre-approved by the Audit Committee.

AUDIT COMMITTEE PRE-APPROVAL POLICY

The Audit Committee has adopted a policy which includes procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Ernst & Young LLP. The policy generally provides for the pre-approval of specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be given by the chairperson of the Audit Committee, but such pre-approval decision must be reported to the full Audit Committee at its next scheduled meeting for ratification by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

APPROVAL OF AN AMENDMENT AND RESTATEMENT

OF THE 2013 EQUITY INCENTIVE PLAN

The Board of Directors is requesting stockholder approval of an amendment and restatement of the GlycoMimetics, Inc. 2013 Equity Incentive Plan (the “2013 Plan”). We refer to such amendment and restatement of the 2013 Plan in this proxy statement as the “Amended 2013 Plan”. The Board approved the Amended 2013 Plan on April 7, 2022, subject to approval by our stockholders at the Annual Meeting. The adoption of the Amended 2013 Plan is necessary to allow us to continue to make our customary annual long-term incentive awards and other equity awards to attract, retain and motivate our officers, key employees and directors, and to continue to align the interests of those individuals with the interests of our stockholders. If this Proposal 3 is approved by our stockholders, the Amended 2013 Plan will become effective as of the date of its approval by the Board. In the event that our stockholders do not approve this Proposal 3, the Amended 2013 Plan will not become effective and the 2013 Plan will continue in its current form.

The Amended 2013 Plan contains the following material changes from the 2013 Plan:

●	Subject to adjustment for certain changes in our capitalization, and subject to the annual “evergreen” increase described below, the existing share reserve under the 2013 Plan will be increased by an additional 2,619,622 shares of our common stock, which will be available for issuance under the Amended 2013 Plan.

●	Beginning on January 1, 2023 and ending on (and including) January 1, 2029, the maximum number of shares of common stock that may be issued under the Amended 2013 Plan will cumulatively be increased by 4% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, or such lesser number of shares as determined by the Board or the Compensation Committee.

●	Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of incentive stock options under the Amended 2013 Plan will be 20,000,000 shares.

●	The aggregate value of all compensation granted or paid, as applicable, during any calendar year to any of our non-employee directors, including awards granted and cash fees paid by us to such non-employee director during such calendar year, will not exceed (1) $750,000 in total value or (2) $1,000,000 in total value with respect to the calendar year in which the individual is first appointed or elected to the Board of Directors, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

●	The Company may satisfy any federal, state or local tax withholding obligation relating to an award granted under the Amended 2013 Plan by one or more of the following: (i) causing the participant to tender a cash payment; (ii) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award; (iii) withholding cash from an award settled in cash; (iv) withholding payment from any amounts otherwise payable to the participant; or (v) by such other method as may be set forth in the participant’s award agreement.

●	The performance-based compensation exception to the limit on deductibility of executive compensation set forth in Section 162(m) of the Internal Revenue Code was eliminated pursuant to the 2017 Tax Cuts and Jobs Act. In light of the elimination of the performance-based compensation exception, the Amended 2013 Plan removes the annual limits in the 2013 Plan that applied to awards intended to qualify for this exception and makes certain other updates to reflect this change in law.

Why You Should Vote to Approve the Amended 2013 Plan

Equity Awards Are a Key Component of Our Compensation Philosophy

The Board believes that our future success depends, in large part, on our ability to maintain a competitive position in attracting, retaining and motivating employees, directors and consultants. The Board believes that the grant of equity awards is a key element underlying our ability to attract, retain and motivate employees, directors and consultants, and better aligns the interests of our employees, directors and consultants with those of our stockholders. The Amended 2013 Plan will allow us to continue to provide equity-based incentives to our employees, directors and consultants. Therefore, the Board believes that the Amended 2013 Plan is in the best interests of GlycoMimetics and our stockholders and recommends a vote in favor of this Proposal 3.

We Have Experienced, and Expect to Experience, Substantial Growth in Our Business

The Board believes that the Amended 2013 Plan is necessary to ensure that the number of shares available for issuance pursuant to equity awards will be sufficient to allow us to continue to attract, retain and motivate the services of talented individuals essential to our long-term growth and financial success. The Board strongly believes that the grant of equity awards is a key element underlying our ability to attract, retain and motivate our employees—including our executives—and our directors, and is a substantial contributing factor to our success and the growth of our business. We have relied significantly on equity awards in the form of stock options and restricted stock unit awards to attract, retain and motivate key employees, and we believe that equity awards are necessary for us to remain competitive in the marketplace for executive talent and other employees.

We Manage Our Equity Award Use Carefully and Dilution Is Reasonable

We believe that equity awards such as options and restricted stock unit awards are a vital part of our overall compensation program, and we grant awards to substantially all of our employees. However, we recognize that this compensation philosophy dilutes existing stockholders. Therefore, we also recognize that we must responsibly manage the growth of our equity compensation program. We are committed to monitoring our equity compensation share reserve carefully, including our “burn rate,” to ensure that we attempt to maximize stockholders’ value by granting the appropriate number of equity awards necessary to attract, retain and motivate our employees, directors and consultants.

The Size of Our Share Reserve Increase Request Is Reasonable

If this Proposal 3 is approved by our stockholders, in addition to the shares reserved for issuance under the 2013 Plan we will have 2,619,622 additional shares available for grant under the Amended 2013 Plan after the Annual Meeting (subject to adjustment for certain changes in our capitalization).

The Board of Directors believes that our request for 2,619,622 additional shares under the Amended 2013 Plan is necessary to provide an appropriate amount of equity awards for attracting, retaining, and motivating our employees, directors and consultants in accordance with our business plans, and is an amount that we believe a majority of our institutional investors would support.

The Amended 2013 Plan Combines Compensation and Governance Best Practices

The Amended 2013 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

●	Awards subject to forfeiture/clawback. Awards granted under the Amended 2013 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that the Company may adopt or maintain. In addition, the Board may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

●	Limit on non-employee director compensation. The aggregate value of all compensation granted or paid, as applicable, during any calendar year to any of our non-employee directors, including awards granted and cash fees paid by us to such non-employee director during such calendar year, will not exceed (1) $750,000 in total value or (2) $1,000,000 in total value with respect to the calendar year in which the individual is first appointed or elected to the Board of Directors, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

Description of the Amended 2013 Plan

A summary of the principal features of the Amended 2013 Plan follows below. The summary is qualified by the full text of the Amended 2013 Plan that is attached as Appendix A to this proxy statement.

Purpose

The Amended 2013 Plan is designed to secure and retain the services of our employees, directors and consultants, provide incentives for our employees, directors and consultants to exert maximum efforts for the success of the Company and its affiliates, and provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock.

Types of Awards

Our Amended 2013 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance awards and other awards.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, and subject to increase pursuant to the annual “evergreen” provision described below, the aggregate number of shares of our common stock that may be issued under the Amended 2013 Plan, or the Share Reserve, will not exceed 12,145,995 shares, which is the sum of (i) 2,619,622 newly requested shares that are subject to this Proposal 3, (ii) 9,506,767 shares, consisting of the shares initially reserved for issuance under the 2013 Plan as of its original effective date and shares that were added to the share reserve pursuant to the “evergreen” provision in the 2013 Plan between its original effective date and the effective date of the Amended 2013 Plan, and (iii) the Prior Plan’s Returning Shares (as defined below), as such shares become available from time to time after the effective date of the Amended 2013 Plan, in an amount not to exceed 19,606 shares as of the date that the Amended 2013 Plan becomes effective.

The term “Prior Plan’s Returning Shares” refers to the following shares of our common stock subject to any stock awards granted under the 2003 Equity Incentive Plan that were outstanding as of the effective date of the Amended 2013 Plan, that thereafter: (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required to vest such shares; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award.

The following shares of our common stock, or collectively, the 2013 Plan Returning Shares, will also become available again for issuance under the Amended 2013 Plan: (i) any shares subject to a stock award granted under the Amended 2013 Plan that are not issued because such stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares subject to a stock award granted under the Amended 2013 Plan that are not issued because such stock award is settled in cash; (iii) any shares issued pursuant to a stock award granted under the Amended 2013 Plan that are forfeited back to or repurchased by us because of a failure to vest; and (iv) any shares used to pay the exercise or purchase price of a stock award or to satisfy the tax withholding obligations related to a stock award.

In addition, the Amended 2013 Plan contains an “evergreen” provision that provides that the Share Reserve will automatically increase on January 1st of each year following the effective date of the Amended 2013 Plan for a period of not more than seven years, commencing on January 1, 2023 and ending on (and including) January 1, 2029, in an amount equal to 4% of the total number of shares of capital stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of common stock than would otherwise occur pursuant to the preceding sentence.

Eligibility

Our Amended 2013 Plan will provide for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code, or the Code, to our employees and our parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance awards and other awards to our employees, including officers, consultants and directors.

As of April 1, 2022, we (including our affiliates) had approximately 54 employees, 6 non-employee directors, and 38 consultants.

Non-Employee Director Compensation Limit

The aggregate value of all compensation granted or paid, as applicable, during any calendar year to any of our non-employee directors, including awards granted and cash fees paid by us to such non-employee director during such calendar year, will not exceed (1) $750,000 in total value or (2) $1,000,000 in total value with respect to the calendar year in which the individual is first appointed or elected to the Board of Directors, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

Administration

Our Board, or a duly authorized committee thereof, has the authority to administer our Amended 2013 Plan. Our Board has delegated its authority to administer our Amended 2013 Plan to our Compensation Committee under the terms of the Compensation Committee’s charter. Our Board may also delegate to one or more of our officers the authority to (i) designate employees other than officers to receive specified stock awards and (ii) determine the number of shares of our common stock to be subject to such stock awards. Subject to the terms of our Amended 2013 Plan, the administrator has the authority to determine the terms of awards, including recipients, the exercise price or strike price of stock awards, if any, the number of shares subject to each stock award, the fair market value of a share of our common stock, the vesting schedule applicable to the awards, together with any vesting acceleration, the form of consideration, if any, payable upon exercise or settlement of the stock award and the terms and conditions of the award agreements for use under our Amended 2013 Plan.

The administrator has the power to modify outstanding awards under our Amended 2013 Plan. Subject to the terms of our Amended 2013 Plan, the administrator has the authority to reprice any outstanding option or stock appreciation right, cancel and re-grant any outstanding option or stock appreciation right in exchange for new stock awards, cash or other consideration or take any other action that is treated as a repricing under GAAP, with the consent of any adversely affected participant.

Stock Options and Stock Appreciation Rights

The Amended 2013 Plan permits the granting of (1) stock options intended to qualify as incentive stock options under Section 422 of the Code (“ISOs”), (2) nonstatutory stock options (“NSOs”) and (3) stock appreciation rights (“SARs”). Options granted under the Amended 2013 Plan will be NSOs if they are not designated as ISOs, fail to qualify as ISOs or exceed the annual limit on ISOs. NSOs and SARs may be granted to any persons eligible to receive ISOs and to non-employee directors and consultants.

The exercise price of options and SARs granted under the Amended 2013 Plan may not be less than 100% of the fair market value of the common stock subject to the option or SAR on the date of grant, and in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value. The term of options and SARs granted under the Amended 2013 Plan may not exceed ten years from the date of grant, and in some cases (see “Limitations on Incentive Stock Options” below) may not exceed five years from the date of grant.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of an option under the Amended 2013 Plan will be determined by the Board and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration acceptable to the Board and set forth in the award agreement.

The appreciation distribution payable upon exercise of a SAR may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Board and set forth in the stock appreciation right agreement.

The Board may impose limitations on the transferability of options and SARs granted under the Amended 2013 Plan in its discretion. Generally, a participant may not transfer an option or SAR other than by will or the laws of descent and distribution or, subject to approval by the Board, pursuant to a domestic relations order, an official marital settlement agreement, or other divorce or separation instrument. However, the Board may permit transfer of an option or SAR in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the Board, a participant may designate a beneficiary who may exercise the stock option or SAR following the participant’s death.

The total number of shares of common stock subject to an option or SAR may vest and become exercisable in periodic installments that may or may not be equal. Options and SARs granted under the Amended 2013 Plan may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of performance goals or other criteria) as the Board may determine. Shares covered by different options granted under the Amended 2013 Plan may be subject to different vesting schedules as the Board may determine.

Except as otherwise provided in a participant’s award agreement or other agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal 3 as “continuous service”) terminates (other than for cause and other than upon the participant’s death or disability), the participant may exercise any vested options or SARs for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s award agreement or other agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested options or SARs for up to 12 months following the participant’s termination due to the participant’s disability or for up to 18 months following the participant’s death. Except as otherwise provided in a participant’s award agreement or other agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause (as defined in the Amended 2013 Plan), all options and SARs held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any option or SAR from and after such termination date. Except as otherwise provided in a participant’s award agreement or other written agreement with us or one of our affiliates, the term of an option or SAR may be extended if the exercise of the option or SAR following the participant’s termination of continuous service (other than for cause and other than upon the participant’s death or disability) would be prohibited by applicable securities laws or if the sale of any common stock received upon exercise of the option or SAR following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may an option or SAR be exercised after its original expiration date.

The closing price of a share of our common stock, as reported on the Nasdaq Global Market on April 1, 2022, was $1.15 per share.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The options or portions of options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

●	the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and

●	the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the Amended 2013 Plan is 20,000,000 shares.

Restricted Stock Awards

Restricted stock awards may be granted under the Amended 2013 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us or any of our affiliates, or any other form of legal consideration acceptable to the Board. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Board. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Upon a participant’s termination of continuous service for any reason, any or all shares subject to restricted stock awards held by the participant as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the Amended 2013 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Board. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Board and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Board, and the Board may impose restrictions or conditions that delay the delivery of the shares of common stock (or their cash equivalent) subject to a restricted stock unit award to a time after the vesting of such award. Except as otherwise provided in a participant’s award agreement or other written agreement with us or one of our affiliates, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Awards

Performance awards may be granted under the Amended 2013 Plan pursuant to award agreements. The length of any performance period, the performance goals to be achieved during the performance period, the other terms and conditions of a performance award and the measure of whether and to what degree such performance goals have been attained will be determined by the Board. To the extent permitted by applicable law, the Board may determine that cash or other property may be used in payment of performance awards.

Other Awards

Other forms of awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other awards under the Amended 2013 Plan. Subject to the terms of the Amended 2013 Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such other awards will be granted, the number of shares of our common stock (or the cash equivalent thereof) to be granted and all other terms and conditions of such other awards.

Tax Withholding

The Company may satisfy any federal, state or local tax withholding obligation relating to an award granted under the Amended 2013 Plan by any one or more of the following: (i) causing the participant to tender a cash payment; (ii) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with an award; (iii) withholding cash from an award settled in cash; (iv) withholding payment from any amounts otherwise payable to the participant; or (v) by such other method as may be set forth in the participant’s award agreement.

Clawback Policy

Awards granted under the Amended 2013 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that the Company may adopt or maintain. In addition, the Board may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Board will appropriately adjust: (i) the class(es) and maximum number of securities subject to the Amended 2013 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transactions

Our Amended 2013 Plan provides that in the event of a specified corporate transaction, including without limitation a consolidation, merger or similar transaction involving our company, the sale, lease or other disposition of all or substantially all of the assets of our company or the consolidated assets of our company and our subsidiaries, or a sale or disposition of at least 50% of the outstanding capital stock of our company, the Board will determine how to treat each outstanding equity award. The Board may:

●	arrange for the assumption, continuation or substitution of an equity award by a successor corporation;
●	arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation;
●	accelerate the vesting of the equity award and provide for its termination prior to the effective time of the corporate transaction;
●	arrange for the lapse, in whole or in part, of any reacquisition or repurchase right held by us; or
●	cancel the equity award prior to the transaction in exchange for a cash payment, which may be reduced by the exercise price payable in connection with the equity award.

The Board is not obligated to treat all equity awards or portions of equity awards, even those that are of the same type, in the same manner. The Board may take different actions with respect to the vested and unvested portions of an equity award.

Change in Control

The Board may provide, in an individual award agreement or in any other written agreement between us and the participant, that the award will be subject to additional acceleration of vesting and exercisability in the event of a change in control. In the absence of such a provision, no such acceleration of the award will occur.

Plan Amendment or Termination

Our Board has the authority to amend, suspend or terminate our Amended 2013 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No incentive stock options may be granted after the tenth anniversary of the date our Board adopts our Amended 2013 Plan.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended 2013 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the Amended 2013 Plan. The Amended 2013 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The Amended 2013 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exemption to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exemption to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

New Plan Benefits under Amended 2013 Plan

The benefits and amounts that will be received by or allocated to participants under the Amended 2013 Plan are not yet determinable because the types and amounts of awards and selection of participants are subject to the Compensation Committee’s discretion and future determination. However, please refer to the “Executive Compensation” section of this proxy statement, which provides information on the grants made to our named executive officers in 2021, and the “Non-Employee Director Compensation” section of this proxy statement, which provides information on the grants made to our non-employee directors in 2021.

Approval of this proposal requires the vote of the holders of a majority of the shares present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 3.

PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the 2020 annual meeting of stockholders, the stockholders indicated their preference that we solicit a non-binding advisory vote on the compensation of our named executive officers, commonly referred to as a “say-on-pay vote,” every year. The Board has adopted a policy that is consistent with that preference. In accordance with that policy, this year, we are again asking stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.

This say-on-pay vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the policies and practices described in this proxy statement. The compensation of the Company’s named executive officers subject to the say-on-pay vote is disclosed in the compensation tables and the related narrative disclosures that accompany the compensation tables contained in the “Executive Compensation” section of this proxy statement. As described in those disclosures, the Company generally seeks to target its executive compensation to be at or near the median of the compensation paid to similarly-situated executive officers of companies in our peer group for the applicable year. Compensation of the Company’s named executive officers is designed to enable the Company to attract, retain and motivate talented and experienced executives to lead the Company successfully in a competitive environment; to provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value; and to align the named executive officers’ interests with those of stockholders through long-term incentives linked to company performance.

Accordingly, the Board is asking stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any related material disclosed in the proxy statement for this meeting, is hereby APPROVED.”

Because the say-on-pay vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by stockholders, whether through this say-on-pay vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this say-on-pay vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting. Unless the Board decides to modify its policy regarding the frequency of soliciting say-on-pay votes, the next scheduled say-on-pay vote will be at the 2023 annual meeting of stockholders.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 4.

MANAGEMENT

The following table sets forth information concerning our executive officers.

Name	Position
Harout Semerjian	President and Chief Executive Officer
Armand Girard	Senior Vice President of Strategy and Corporate Development and Chief Business Officer
Brian Hahn	Senior Vice President of Finance and Chief Financial Officer
John Magnani, Ph.D.	Senior Vice President of Research and Chief Scientific Officer

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The following sets forth certain information with respect to our executive officers who are not directors.

Armand Girard, age 53

Mr. Girard has served as our Senior Vice President of Strategy and Corporate Development and Chief Business Officer since February 2020, and was previously our Senior Vice President, Strategy and Corporate Development from January 2019 until January 2020, and served as our Vice President, Corporate Development from 2014 until January 2019. Prior to joining our company, Mr. Girard held the positions of Vice President for Technical Assessment and Senior Director for Business Development at Shire Pharmaceuticals, where he was responsible for numerous licensing transactions and acquisitions. He has more than 25 years of pharmaceutical/biotech experience, spanning a variety of product planning and new product development positions with a number of companies, including Strakan Life Sciences, Pro-Virus, Inc. and Otsuka Pharmaceuticals. Mr. Girard holds an M.B.A. from St. Joseph’s University Haub School of Business and a B.A. from Lehigh University.

Brian Hahn, age 47

Mr. Hahn has served as our Senior Vice President of Finance and Chief Financial Officer since January 2019, and was previously our Chief Financial Officer from 2012 until January 2019, and our Director of Finance and Administration from 2010 to 2012. From 2009 to 2010 he served in the position of Assistant Controller for OpGen, Inc., a biotechnology company, and from 2002 to 2009, Mr. Hahn served in the position of Executive Director of Finance at MiddleBrook Pharmaceuticals, Inc. (formerly Advancis Pharmaceutical), a specialty pharmaceutical company. From 1998 to 2001, he was a senior accountant with Bering Truck Corporation. Mr. Hahn currently serves as Co-Chair of the Biotechnology Industry Organization (BIO)’s Finance and Tax Committee. In 2015, Mr. Hahn testified on behalf of BIO before the House Subcommittee on Capital Markets and Government Sponsored Enterprises in support of the Fostering Innovation Act. Mr. Hahn received a B.B.A. from Shenandoah University and an M.B.A. from the University of Maryland.

John Magnani, Ph.D., age 69

Dr. Magnani is a co-founder of our company and has served as our Senior Vice President of Research since January 2017, as our Vice President of Research from 2003 to 2017, and as our Chief Scientific Officer since 2003. He served as a member of our Board from 2003 until May 2019. Dr. Magnani is also the founder, president and owner of GlycoTech Corporation. Prior to founding GlycoTech, Dr. Magnani was the vice president of research at BioCarb, Inc., one of the first glycobiology-based companies. Earlier in his career, Dr. Magnani was a tenured Research Chemist at the National Institute of Arthritis, Diabetes and Digestive and Kidney Diseases, part of the National Institutes of Health. Dr. Magnani received an A.B. from Washington University in St. Louis and a Ph.D. in biology from Princeton University.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of April 7, 2022 by: (i) each director; (ii) each of our named executive officers; (iii) all currently serving executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock. Except as otherwise noted below, the address for persons listed in the table is c/o GlycoMimetics, Inc., 9708 Medical Center Drive, Rockville, Maryland 20850.

This table is based upon information supplied by our named executive officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to the table and subject to common property laws where applicable, we believe that each stockholder named in the table has sole voting and investment power with regard to the shares indicated as being beneficially owned. Applicable percentages are based on 52,392,444 shares of common stock outstanding on April 7, 2022, adjusted as required by the rules promulgated by the SEC.

	Number of	Percent of
	Shares	Shares
	Beneficially	Beneficially
Beneficial Owner	Owned	Owned
5% Stockholders:
Entities affiliated with Biotechnology Value Fund, L.P. (1)	9,544,262	18.2%
Entities affiliated with New Enterprise Associates, Inc. (2)	9,089,041	17.3

Named Executive Officers and Directors:
Harout Semerjian	—	—
Brian Hahn (3)	472,532	*
John Magnani, Ph.D. (4)	937,375	1.8
Patricia Andrews (5)	130,750	*
Mark Goldberg, M.D. (6)	128,648	*
Scott Jackson (7)	79,750	*
Daniel Junius (8)	150,750	*
Rachel King (9)	2,051,493	3.8
Scott Koenig, M.D., Ph.D. (10)	101,750	*
Timothy Pearson (11)	117,151	*
All current directors and executive officers as a group (11 persons) (12)	4,463,710	8.0

*	Represents beneficial ownership of less than one percent of the outstanding shares of common stock.
1)	As reported on a Schedule 13G/A filed by Biotechnology Value Fund, L.P., Mark Lampert and affiliated entities (collectively, “BVF”) with the SEC on February 11, 2021, which states that BVF had shared voting and dispositive power with respect to these shares as of December 31, 2021. The principal business address of BVF is 44 Montgomery Street, 40th Floor, San Francisco, CA 94104.
2)	Consists of 4,995,664 shares of common stock held by New Enterprise Associates 10, L.P. (“NEA 10”) and 4,093,377 shares of common stock held by New Enterprise Associates 13, L.P. (“NEA 13”). The shares directly held by NEA 10 are indirectly held by NEA Partners 10, L.P. (“NEA Partners 10”), its sole general partner, and the individual general partner of NEA Partners 10, Scott D. Sandell (the “NEA 10 General Partner”). NEA Partners 10 and the NEA 10 General Partner may be deemed to have shared voting and dispositive power over, and be deemed indirect beneficial owners of, the shares directly held by NEA 10. The shares directly held by NEA 13 are indirectly held by NEA Partners 13, L.P. (“NEA Partners 13”), its sole general partner, NEA 13 GP, LTD (“NEA 13 LTD”), the sole general partner of NEA Partners 13, and each of the individual directors of NEA 13 LTD. The individual Directors of NEA 13 LTD are Forest Baskett, Patrick J. Kerins, and Scott D. Sandell (the “NEA 13 Directors”). NEA Partners 13, NEA 13 LTD and the NEA 13 Directors may be deemed to have shared voting and dispositive power over, and be deemed indirect beneficial owners of, the shares directly held by NEA 13. The principal business address of New Enterprise Associates, Inc. is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093.
3)	Consists of (a) 10,968 shares of common stock and (b) 461,564 shares of common stock underlying options that are vested and exercisable within 60 days of April 7, 2022.

4)	Consists of (a) 295,158 shares of common stock held directly, (b) 637,372 shares of common stock underlying options that are vested and exercisable within 60 days of April 7, 2022 and (c) 4,845 shares of common stock held by GlycoTech Corporation, of which Dr. Magnani is the sole stockholder.
5)	Consists of (a) 40,000 shares of common stock, (b) 5,250 shares of common stock underlying restricted stock units that vest within 60 days of April 7, 2022 and (c) 85,500 shares of common stock underlying options that are vested and exercisable within 60 days of April 7, 2022.
6)	Consists of (a) 11,497 shares of common stock held by family trusts for which Dr. Goldberg serves as trustee, (b) 5,250 shares of common stock underlying restricted stock units that vest within 60 days of April 7, 2022 and (c) 111,901 shares of common stock underlying options that are vested and exercisable within 60 days of April 7, 2022.
7)	Consists of (a) 5,250 shares of common stock underlying restricted stock units that vest within 60 days of April 7, 2022 and (b) 74,500 shares of common stock underlying options that are vested and exercisable within 60 days of April 7, 2022.
8)	Consists of (a) 38,000 shares of common stock held directly, (b) 5,250 shares of common stock underlying restricted stock units that vest within 60 days of April 7, 2022 and (c) 107,500 shares of common stock underlying options that are vested and exercisable within 60 days of April 7, 2022.
9)	Consists of (a) 417,127 shares of common stock held directly, (b) 1,496,224 shares of common stock underlying options that are vested and exercisable within 60 days of April 7, 2022, (c) 45,741 shares of common stock held by Ms. King’s spouse and (d) 92,401 shares of common stock held by family trusts for which Ms. King serves as trustee.
10)	Consists of (a) 5,250 shares of common stock underlying restricted stock units that vest within 60 days of April 7, 2022 and (b) 96,500 shares of common stock underlying options that are vested and exercisable within 60 days of April 7, 2022.
11)	Consists of (a) 5,250 shares of common stock underlying restricted stock units that vest within 60 days of April 7, 2022 and (b) 111,901 shares of common stock underlying options that are vested and exercisable within 60 days of April 7, 2022.
12)	Consists of (a) 959,648 shares of common stock, (b) 31,500 shares of common stock underlying restricted stock units that vest within 60 days of April 7, 2022, and (c) 3,472,562 shares of common stock underlying options that are vested and exercisable within 60 days of April 7, 2022.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely upon a review of the copies of such reports furnished to us and written representations provided to us that no other reports were required, we believe that during the year ended December 31, 2021, all Section 16(a) filing requirements applicable to our directors, executive officers and 10% stockholders were complied with, except that reports filed by five non-employee directors relating to the annual grant of equity on the date of our 2021 annual meeting of stockholders were one week late.

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2021 were as follows:

●	Harout Semerjian, our current President and Chief Executive Officer; who served in that role beginning in August 2021;

●	Rachel King, our former President and Chief Executive Officer; who served in that role until August 2021;

●	Brian Hahn, our Senior Vice President and Chief Financial Officer; and

●	John Magnani, Ph.D., our Senior Vice President of Research and Chief Scientific Officer.

SUMMARY COMPENSATION TABLE

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years ended December 31, 2021 and 2020.

							NON-EQUITY
							INCENTIVE
					STOCK	OPTION	PLAN	ALL OTHER
		SALARY		BONUS	AWARDS	AWARDS	COMPENSATION	COMPENSATION	TOTAL
NAME AND PRINCIPAL POSITION	YEAR	($)		($)(1)	($)(2)	($)(2)	($)(3)	($)(4)	($)
Harout Semerjian (5)	2021	243,721		100,000	—	2,394,160	129,537	8,700	2,876,118
-President and Chief Executive Officer
Rachel King (6)	2021	511,146	(7)	—	366,713	520,955	—	22,034	1,420,848
-Former President and Chief Executive Officer	2020	576,079		279,650	—	1,190,090	332,686	8,645	2,387,150
Brian Hahn	2021	428,622		202,500	131,445	186,732	164,562	8,700	1,122,561
-Senior Vice President and Chief Financial Officer	2020	417,150		202,500	—	409,200	175,203	8,667	1,212,720
John Magnani, Ph.D. (8)	2021	428,410		202,400	131,445	186,732	164,481	7,869	1,121,337
-Senior Vice President of Research and Chief Scientific Officer

(1)	For officers other than Mr. Semerjian, amounts in this column represent a retention bonus initially awarded in September 2019 and paid one-half in September 2020 and one-half in September 2021. Ms. King retired prior to earning the second tranche of her retention bonus in 2021. For Mr. Semerjian only, the amount in this column represents the first installment of a signing bonus. The second installment is payable in August 2022.
(2)	The amounts reflect the full grant date fair value for restricted stock unit (RSU) awards and stock option awards granted during the indicated year. The grant date fair value was computed in accordance with ASC Topic 718, Compensation—Stock Compensation. This calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full. The assumptions we used in valuing RSUs and stock options are described in Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
(3)	The amounts reflect the portion of each officer’s target bonus paid based on the achievement of pre-specified corporate and/or individual performance goals, which for 2021 are discussed further below under “—Executive Compensation Process and Narrative to Summary Compensation Table—Annual Bonus.”
(4)	Amounts in this column reflect matching contributions under the Company’s 401(k) plan. For Ms. King only, the amount reported for 2021 also includes $13,334 of board fees earned for service as a director after her retirement as our President and Chief Executive Officer.
(5)	Mr. Semerjian was appointed President and Chief Executive Officer effective August 6, 2021.
(6)	Ms. King retired as President and Chief Executive Officer effective August 6, 2021.
(7)	Amount consists of $394,134 in base salary through termination of employment, $47,172 of accrued paid time off that was paid following termination of employment, and $69,840 in fees earned for service as a consultant in 2021 following termination of employment.
(8)	Dr. Magnani was not a named executive officer for 2020, and as a result his compensation for that year has been omitted pursuant to applicable SEC rules and regulations.

Executive Compensation Process and Narrative to Summary Compensation Table

The overall objectives of our executive compensation program are based on the following key principles:

●	attracting, retaining and motivating superior executive talent;

●	providing incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value, as well as to facilitate executive retention; and

●	aligning the executives’ interests with those of stockholders through long-term incentives linked to company performance.

We review compensation annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders and a long-term commitment to our company. We do not target a specific mix of compensation among base salary, bonus or long-term incentives.

The Compensation Committee of our Board determines our officers’ compensation. Our Compensation Committee typically reviews and discusses management’s proposed compensation with the Chief Executive Officer for all officers other than the Chief Executive Officer. Based on those discussions and its discretion, the Compensation Committee then recommends the compensation for each executive officer. Our Compensation Committee, without members of management present, discusses and ultimately approves the compensation of our executive officers.

The Compensation Committee retained Aon’s Human Capital Solutions practice, a division of Aon plc, or Aon, to evaluate our executive compensation program for 2021. Aon’s engagement included assisting the Compensation Committee with the selection of a peer group of companies for benchmarking purposes, an analysis of our existing executive compensation, including our equity incentive plan and option granting practices, and an analysis of our director compensation policy. Aon presented the Compensation Committee with data about the compensation paid by our peer group of companies, described below, and other employers, who we believe compete with us for executives, updated the Compensation Committee on new developments in areas that fall within the Compensation Committee’s jurisdiction and advised the Compensation Committee regarding its responsibilities. The compensation consultant serves at the pleasure of the Compensation Committee rather than us, and the compensation consultant’s fees are approved by the Compensation Committee.

Peer Group and Comparative Benchmarking

In consultation with Aon, we evaluate our executive compensation program, including base salary, total cash compensation and equity awards, against compensation paid or awarded by a peer group of biopharmaceutical companies recommended by Aon and approved by our Compensation Committee.

In identifying a peer group for us for purposes of evaluating and benchmarking our executive compensation program, Aon considered such factors as stage of product development and commercialization, product pipeline, location, market capitalization, revenue, employee headcount and therapeutic focus.

The peer group analysis for purposes of establishing 2021 and 2022 compensation resulted in the selection of the following companies:

2021 Compensation Peer Group	2022 Compensation Peer Group
Abeona Therapeutics, Inc.	Abeona Therapeutics, Inc.
Aeglea BioTherapeutics, Inc.	Actinium Pharmaceuticals, Inc.
Allena Pharmaceuticals, Inc.	Aeglea BioTherapeutics, Inc.
Ardelyx, Inc.	Alaunos Therapeutics (formerly ZIOPHARM Oncology)
CASI Pharmaceuticals, Inc.	Allena Pharmaceuticals, Inc.
Catalyst Biosciences, Inc.	Ardelyx, Inc.
Chimerix, Inc.	CASI Pharmaceuticals, Inc.
Cidara Therapeutics, Inc.	Catalyst Biosciences, Inc.
Concert Pharmaceuticals, Inc.	Cidara Therapeutics, Inc.
CymaBay Therapeutics, Inc.	Concert Pharmaceuticals, Inc.
Fulcrum Therapeutics, Inc.	Corvus Pharmaceuticals, Inc.
Geron Corporation	CymaBay Therapeutics, Inc.
Idera Pharmaceuticals, Inc.	Geron Corporation
ImmunoGen, Inc.	Idera Pharmaceuticals, Inc.
MEI Pharma, Inc.	MEI Pharma, Inc.
Sesen Bio, Inc.	Sesen Bio, Inc.
Syndax Pharmaceuticals, Inc.	Sierra Oncology, Inc.
Syros Pharmaceuticals, Inc.	Syros Pharmaceuticals, Inc.
ZIOPHARM Oncology, Inc.	X4 Pharmaceuticals, Inc.

In addition to reviewing the SEC filings for these peer companies, our Compensation Committee also considers broader surveys of compensation practices for companies in our industry, such as Aon’s 2021 Trends Report. In general, our Compensation Committee seeks to target our named executive officers’ base salaries, total cash compensation and equity compensation to be at or near the median of similarly situated executive officers of companies in our peer group.

Annual Base Salary

The following table presents the base salaries for each of our named executive officers.

	2022 BASE	2021 BASE	2020 BASE
	SALARY	SALARY	SALARY
NAME	($)	($)	($)
Harout Semerjian (1)	615,825	595,000	—
Rachel King (2)	—	593,361	576,079
Brian Hahn	444,703	429,665	417,150
John Magnani, Ph.D (3)	444,483	429,452	N/A

1 Mr. Semerjian was appointed President and Chief Executive Officer effective August 6, 2021.
2 Ms. King retired as President and Chief Executive Officer effective August 6, 2021.
3 Dr. Magnani was not a named executive for 2020.

Annual Bonus

We seek to motivate and reward our executives for achievements relative to our corporate goals and expectations for each fiscal year. Each named executive officer has a target bonus opportunity, defined as a percentage of his annual salary. The following table presents the target bonus of each of our named executive officers for 2021:

TARGET BONUS
NAME	(% OF SALARY)
Harout Semerjian (1)	55
Brian Hahn	40
John Magnani, Ph.D.	40

1 Ms. King retired, and Mr. Semerjian was appointed, as President and Chief Executive Officer effective August 6, 2021. Mr. Semerjian' s bonus opportunity was prorated on the portion of 2021 in which he served in that role. Ms. King was not eligible to receive a bonus payout for 2021 due to her retirement.

To reinforce the importance of integrated and collaborative leadership, bonuses for executives other than the Chief Executive Officer have been based primarily on company performance, but also contain an individual performance component. Our Chief Executive Officer’s bonus has historically been based exclusively on company performance. In no event may a bonus awarded to an executive exceed 150% of such executive’s target bonus.

For 2021, the corporate objectives approved by our Compensation Committee and subsequently confirmed by the Board were:

●advance our comprehensive acute myeloid leukemia (AML) program and build visibility, awareness and excitement towards a data readout from our ongoing Phase 3 clinical trial of uproleselan, including specified sub-goals related to Phase 3 trial enrollment, collaborator activities, pediatric plan development, investigator-sponsored trials, and CMC activities (45% collective weighting);

●continue advancing quality dataset and NDA planning towards uproleselan registration (20% weighting);

●define the path to submission of an IND for GMI-1687 by the first half of 2022, including implementation of specified critical path activities (10% collective weighting);

●generate sufficient proceeds to extend available cash through a specified date (10% weighting);

●continue to build our product candidate pipeline (10% weighting); and

●continue to develop a human resources infrastructure that supports retention and growth of our employees, including ongoing professional development and paths to advancement, and attract, retain and develop a diverse and talented workforce (5% weighting).

The Committee considered the achievement of specific performance levels against these 2021 objectives in the context of the ongoing impact of the COVID-19 pandemic and the overall performance of the biotech sector, as well as expected third party perspectives of our performance against the stated metrics. Based on these considerations, among others, the Committee determined that we had fully achieved each of our objectives related to GMI-1687 development, cash runway and human resources objectives described above, which collectively represented 25% of the corporate goal weighting. With respect to our AML program objectives, the Committee noted that we had exceeded the CMC sub-goal to determine that we had exceeded the overall corporate objective, thereby earning 47.5% credit, which slightly exceeded the 45% weighting for these objectives. In regards to the objective for dataset advancement and NDA planning, the Committee determined that we had not fully achieved the objective due to not reaching pre-specified dataset lock thresholds by year-end 2021, but took note of our efforts to implement additional measures to manage and accelerate our process, awarding a total of 15% credit out of the available 20%. With respect to the product pipeline objective, the Committee determined that we had fallen slightly short of the objective due to certain preclinical modeling activities that were not fully completed by the end of 2021, and awarded a total of 7.5% credit out of the available 10%.

Therefore, based on our corporate accomplishments during 2021, our Compensation Committee concluded that we had achieved an aggregate of 95% of the weighting of the corporate objectives and approved the payment of that same percentage of the portion of each named executive officer’s target bonus attributable to corporate objectives. Mr. Semerjian’s target bonus was based solely upon the achievement of corporate objectives for 2021, and accordingly, his bonus for 2021, which was prorated for the term of his employment in 2021, was equal to 95% of his target bonus. For Mr. Hahn and Dr. Magnani, the 2021 corporate objectives represented 85% of their respective target bonus amount, and accordingly, they were awarded approximately 81% credit toward their target bonus based on the Company’s accomplishments described above. Based on the achievement of their individual performance objectives during the year, Mr. Hahn and Dr. Magnani were each awarded the remaining 15% credit toward their target bonus in full, resulting in a total bonus payment of approximately 96% of their target bonus for 2021. Bonus payouts for each of the named executive officers at the aforementioned levels are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above for 2021. Ms. King did not receive a bonus payout for 2021 due to her retirement during the year.

Retention Bonuses

In August 2019, we announced that a Phase 3 clinical trial of our product candidate rivipansel, conducted by our collaborator Pfizer, did not meet its primary or key secondary efficacy endpoints. Following this announcement, the price of our common stock declined over 60% in the succeeding month. In September 2019, the Board and the Compensation Committee, in consultation with its consultant Radford (now known as Aon), approved a company-wide retention program. For all employees other than executive officers, the Board approved the one-time award of RSUs that would vest over time. However, for our executive officers, including the named executive officers, the Compensation Committee determined that it would be in the best interest of the Company and its stockholders to avoid dilution from the issuance of additional equity awards and, as an alternative, the Committee approved one-time retention bonuses that would be payable over a two-year period.

The amount of the retention bonus for each executive officer was equal to one times his or her annual base salary in effect in September 2019. One-half of the bonus was paid to each executive officer in a lump sum in September 2020 and the remainder of the retention bonus was paid in a lump sum in September 2021, subject in each case to each executive’s continuing employment with the Company on a full-time basis in good performance standing through and including such applicable payment date. The retention payouts made in 2021 are reflected in the “Bonus” column of the Summary Compensation Table above for 2021. Ms. King forfeited the second tranche of her retention bonus upon her retirement in August 2021.

In January 2022, the Compensation Committee, in consultation with its compensation consultant Aon, approved an additional cash retention program for selected employees, including the Company’s executive officers other than the Chief Executive Officer. Under the program, each participant who is not a named executive officer will have the opportunity to receive an individual cash award up to 1.5 times the amount of such participant’s 2021 annual bonus target, with forty percent (40%) of such award payable in a lump sum in August 2022 and the remaining sixty percent (60%) of such award payable in a lump sum in August 2023, subject to continued employment at that time. With respect to the named executive officers, Mr. Hahn will have the opportunity to earn an award of up to 60% of his 2021 base salary as part of this program, and Dr. Magnani will have the opportunity to earn an award of up to 20% of his 2021 base salary, in each case payable on the same dates and in the same proportions as described above. The potential cash retention awards described above are, for each named executive officer, in addition to his annual bonus opportunity, described under “Annual Bonus” above.

Long-Term Incentives

We have historically issued a mix of stock options and restricted stock units to our named executive officers. We award stock options on the date the Compensation Committee approves the grant. We set the option exercise price and grant date fair value based on the closing price of our common stock on the Nasdaq Global Market on the date of grant. We typically grant stock options at the start of employment and annually as part of the Compensation Committee review process.

In January 2021, in connection with its annual compensation review for 2020, our Compensation Committee reviewed the peer group and market data presented by Aon and granted options to purchase shares of our common stock and restricted stock units to our named executive officers. The shares of common stock subject to the option grants vest as to one-fourth of the shares one year after the date of grant, with the balance of the shares vesting in 36 successive equal monthly installments thereafter, subject to the officer’s service with us as of each such date. Each option had an exercise price of $3.81 per share, the closing price of our common stock on the grant date. The restricted stock units vest 25% on each of the first four anniversaries of the grant date, subject to the reporting person’s continuous service as of each such vesting date. The following equity grants were made on January 20, 2021:

	Number of Shares
	Underlying
	Option Grant	Restricted Stock Units
Rachel King (1)	192,500	96,250
Brian Hahn	69,000	34,500
John Magnani, Ph.D.	69,000	34,500

1 Ms. King's stock option and restricted stock unit awards continue to vest during her service as a director of our company.

In connection with the appointment of Mr. Semerjian as our President and Chief Executive Officer in August 2021, the Board approved the grant to Mr. Semerjian of an option to purchase 1,098,400 shares, subject to vesting as to 25% of the underlying shares on August 3, 2022, and as to the remaining underlying shares in equal monthly installments over 36 months thereafter, subject to Mr. Semerjian’s continued service through each such vesting date, as well as an option to purchase 549,200 shares, one-half of which will vest upon FDA approval of uproleselan as a treatment for relapsed/refractory acute myeloid leukemia and the remainder of which will vest upon the first commercial sale of uproleselan in the United States or abroad, subject in each case to Mr. Semerjian’s continued service through the applicable vesting date. The option grants have an exercise price of $2.03 per share, the closing price of our common stock on the grant date.

In January 2022, in connection with its annual compensation review for 2021, our Compensation Committee reviewed the peer group and market data presented by Aon and granted options to purchase shares of our common stock to our named executive officers. A portion of the stock options contained a service-based vesting schedule, and the remainder contained performance-based vesting. Mr. Semerjian was awarded a service-based option only, in recognition of the fact that he had received a performance-based option upon the commencement of his employment in August 2021.

The shares of common stock subject to the option grants under the service-based awards vest as to one-fourth of the shares one year after the date of grant, with the balance of the shares vesting in 36 successive equal monthly installments thereafter, subject to the named executive officer’s service with us as of each such date. The performance-based options have the same performance-based vesting as Mr. Semerjian’s option granted in August 2021. Each option had an exercise price of $1.11 per share, the closing price of our common stock on the grant date. The following equity grants were made on January 21, 2022:

	Number of Shares	Number of Shares
	Underlying	Underlying
	Option Grant (Service-Based)	Option Grant (Performance-Based)
Harout Semerjian	423,500	—
Brian Hahn	164,700	47,700
John Magnani, Ph.D.	100,000	25,000

Outstanding Equity Awards at End of 2021

The following table provides information about outstanding stock options held by each of our named executive officers at December 31, 2021.

	OPTION AWARDS							STOCK AWARDS
				EQUITY INCENTIVE
				PLAN AWARS:
				NUMBER OF				NUMBER OF	MARKET VALUE
	NUMBER OF	NUMBER OF		SECURITIES				SHARES	OF SHARES
	SECURITIES	SECURITIES		UNDERLYING				OR UNITS	OR UNITS OF
	UNDERLYING	UNDERLYING		UNEXERCISED		OPTION		OF STOCK	STOCK THAT
	UNEXERCISED	UNEXERCISED		UNEARNED		EXERCISE	OPTION	THAT HAVE	HAVE NOT
	OPTIONS (#)	OPTIONS (#)		OPTIONS (#)		PRICE	EXPIRATION	NOT VESTED	VESTED (2)
NAME	EXERCISABLE	UNEXERCISABLE		UNEXERCISABLE		($)	DATE (1)	(#)	($)
Harout Semerjian	—	1,098,400	(3)			2.03	08/02/2031
	—			549,200	(4)	2.03	08/02/2031
Rachel King	375,639	—				8.00	01/09/2024
	141,000	—				7.15	01/07/2025
	141,000	—				5.22	01/06/2026
	175,000	—				6.33	01/03/2027
	171,355	3,645	(5)			20.03	01/09/2028
	193,230	71,770	(6)			10.59	01/16/2029
	167,230	181,770	(7)			4.72	01/21/2030
	—	192,500	(8)			3.81	01/19/2031
								96,250	138,600	(9)
Brian Hahn	73,859	—				1.98	03/20/2022
	37,564	—				8.00	01/09/2024
	61,000	—				7.15	01/07/2025
	65,000	—				5.22	01/06/2026
	65,000	—				6.33	01/03/2027
	63,646	1,354	(5)			20.03	01/09/2028
	65,625	24,375	(6)			10.59	01/16/2029
	57,500	62,500	(7)			4.72	01/21/2030
	—	69,000	(8)			3.81	01/19/2031
								34,500	49,680	(9)
John Magnani, Ph.D.	169,038	—				8.00	01/09/2024
	71,000	—				7.15	01/07/2025
	71,000	—				5.22	01/06/2026
	75,000	—				6.33	01/03/2027
	73,438	1,562	(5)			20.03	01/09/2028
	72,917	27,083	(6)			10.59	01/16/2029
	57,500	62,500	(7)			4.72	01/21/2030
	—	69,000	(8)			3.81	01/19/2031
								34,500	49,680	(9)

(1)	In each case the option expiration date is ten years after the date of grant.
(2)	Market value of restricted stock units that have not vested was determined by multiplying the number of shares by $1.44, the closing price of our common stock on December 31, 2021.
(3)	25% of the total shares underlying this option will vest on August 1, 2022, and the remaining shares will vest 1/36th monthly through August 1, 2025, in each case subject to the officer’s continued service through the applicable vesting date.
(4)	This option will vest upon achievement of specified development and commercialization milestones, as described above under “Executive Compensation Process and Narrative to Summary Compensation Table—Long-Term Incentives.”
(5)	25% of the total shares underlying this option vested on January 10, 2019. The remaining shares vested 1/36th monthly through January 10, 2022.
(6)	25% of the total shares underlying this option vested on January 17, 2020. The remaining shares vest 1/36th monthly through January 17, 2023, subject to the officer’s continued service through each applicable vesting date.
(7)	25% of the total shares underlying this option vested on January 22, 2021. The remaining shares vest 1/36th monthly through January 22, 2024, subject to the officer’s continued service through each applicable vesting date.
(8)	25% of the total shares underlying this option vested on January 20, 2022. The remaining shares vest 1/36th monthly through January 20, 2025, subject to the officer’s continued service through each applicable vesting date.
(9)	25% of these restricted stock units vested on January 20, 2022. The remaining shares vest in three annual installments on each of January 20, 2023, 2024 and 2025, subject to the officer’s continuous service as of each such vesting date.

Pension Benefits and Nonqualified Deferred Compensation

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension plan or nonqualified deferred compensation plan sponsored by us during 2021.

Employment Agreements and Potential Payments upon Termination of Employment or upon Change in Control

Pursuant to their employment agreements with us, each named executive officer other than Ms. King is eligible for severance benefits in specified circumstances. Under the terms of the agreements, upon execution and effectiveness of a severance agreement and release of claims, each such named executive officer will be entitled to severance payments if we terminate his employment without cause, or he terminates employment with us for good reason.

Ms. King retired in August 2021 and was not eligible for post-termination payments under her employment agreement with us. We and Ms. King entered into a consulting agreement under which she will continue to provide services to us, up to 20 hours per week, through August 31, 2022. In consideration for such services, Ms. King will receive a monthly consulting fee. Following her retirement, Ms. King will continue to serve on the Board, which constitutes “continuous service” under our equity incentive plan for purposes of continued vesting of her stock options.

The following definitions have been adopted in the current employment agreements with our named executive officers:

●	“cause” means that we have determined in our sole discretion that any of the following occurred: (a) the executive officer’s breach of fiduciary duty or substantial misconduct with respect to our business and affairs, (b) the executive officer’s neglect of duties or failure to act which can reasonably be expected to materially adversely affect our business or affairs, (c) the executive officer’s material breach of the employment agreement, or of any provision of the proprietary information, assignment of inventions, noncompetition and nonsolicitation agreement to which the executive is a party which, to the extent curable, is not cured within 15 days after written notice thereof is given to the executive officer, (d) the commission by the executive officer of an act involving moral turpitude or fraud, (e) the executive officer’s conviction of any felony, or of any misdemeanor involving fraud, theft, embezzlement, forgery or moral turpitude, (f) other conduct by the executive officer that is materially harmful to our business or reputation, including but not limited to conduct found to be in violation of our policies prohibiting harassment or discrimination, or (g) the expiration of the employment agreement;

●	“good reason” means any of the following without the executive officer’s prior written consent: (a) any material diminution of the executive officer’s duties or responsibilities under the employment agreement (except in each case in connection with a termination for cause or as a result of the executive officer’s death or disability), or the assignment to the executive officer of duties or responsibilities that are materially inconsistent with the executive officer’s then-current position, with the exception of certain situations involving the acquisition of the Company; (b) a reduction of at least 10% of the executive’s base salary unless pursuant to a salary reduction program applicable generally to similarly-situated employees; (c) any material breach of the employment agreement by us which we have not cured within 15 business days after written notice thereof is given to us; or (d) a relocation of the executive officer from our principal office to a location more than 35 miles from the location of our principal office, other than on required travel by the executive officer on business or on a temporary basis not to exceed a period equal to two calendar months; and

●	“change in control” means any of the following: (a) a sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of our assets, other than the transfer of our assets to a majority-owned subsidiary corporation; (b) a merger or consolidation in which we are not the surviving corporation, unless the holders of our outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing at least 50% of the voting power of the corporation or other entity surviving such transaction; (c) a reverse merger in which we are the surviving corporation but the shares of our common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, unless the holders of our outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing at least 50% of our voting power; or (d) any transaction or series of related transactions in which in excess of 50% of our voting power is transferred; provided that, where required to avoid additional taxation under Section 409A of the Internal Revenue Code, the event that occurs must also be a “change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation” as defined under applicable regulations.

The following table summarizes the schedule of severance payments each of our named executive officers would receive in the event of a qualifying termination.

				CONTINUATION OF
				EMPLOYER PORTION
				OF MEDICAL,	ACCELERATION OF
	SALARY			DENTAL AND VISION	UNVESTED
TERMINATION SCENARIO	CONTINUATION(1)	BONUS		BENEFIT PREMIUMS	EQUITY AWARDS
Prior to or More than 12 Months Following a Change in Control
Harout Semerjian	18 months	None		18 months	None
Brian Hahn	12 months	None		12 months	None
John Magnani, Ph.D.	15 months	None		15 months	None
Within 12 Months Following a Change in Control
Harout Semerjian	18 months	Target Bonus	(2)	18 months	Full Acceleration	(3)
Brian Hahn	12 months	Target Bonus	(2)	12 months	Full Acceleration	(3)
John Magnani, Ph.D.	15 months	Target Bonus	(2)	15 months	Full Acceleration	(3)

(1)	If the termination is prior to, or more than 12 months following a change, in control, the executive officer’s salary continuation will be paid on our regular payroll dates, less applicable withholdings and deductions. If the termination is within 12 months following a change in control, the executive officer’s salary continuation will be paid in a lump-sum cash payment, less applicable withholdings and deductions, within 60 days following the change in control termination.
(2)	The executive officer will receive payment of the executive officer’s target bonus award for the 18 months, in the case of Mr. Semerjian, or 12 months, in the case of Mr. Hahn, or 15 months, in the case of Dr. Magnani, immediately prior to the executive officer’s change in control termination, payable in a lump-sum cash payment, less applicable withholdings and deductions, within 60 days following the change in control termination.
(3)	The executive officer will receive accelerated vesting of all then unvested equity awards that he may have, if any.

Health and Welfare Benefits

Our named executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life and disability insurance, in each case on the same basis as our other employees.

We also maintain a defined contribution employee retirement plan for our employees, including our named executive officers. Our 401(k) plan is intended to qualify as a tax-qualified plan under Section 401 of the Internal Revenue Code so that contributions to our 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. Our 401(k) plan provides that each participant may contribute a portion of his or her pre-tax compensation, up to a statutory limit, which was $19,500 for 2021 and is $20,500 for 2022. Participants who are at least 50 years old can also make “catch-up” contributions, which was and is up to an additional $6,500 for 2021 and 2022. Under our 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee, subject to participants’ ability to give investment directions by following specified procedures. In 2021, we provided matching contributions of up to 50% of the first 6% of each employee’s eligible contributions to the 401(k) plan.

We do not provide perquisites or personal benefits to our named executive officers. We do, however, pay the premiums for term life insurance and long-term care for all of our employees, including our named executive officers.

NON-EMPLOYEE DIRECTOR COMPENSATION

As compensation for serving on our Board of Directors, each director who is not an employee of our company receives a cash retainer for service on the Board and for service on each committee on which the director is a member. The compensation of our directors is based on market practice information provided by our independent compensation consultant, Aon. This compensation is periodically reviewed with respect to cash retainers and equity incentives.

The retainers paid to non-employee directors for 2021 and 2022 for service on the Board and for service on each committee of the Board on which the director is a member are as follows:

	MEMBER	CHAIR ADDITIONAL
	ANNUAL SERVICE	ANNUAL SERVICE
	RETAINER	RETAINER
Board of Directors	$40,000	$30,000
Audit Committee	9,000	9,000
Compensation Committee	6,000	6,000
Nominating and Corporate Governance Committee	4,500	4,500

These retainers are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our Board. We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our Board and committee meetings.

In addition, any new non-employee director receives an option grant to purchase 42,000 shares of common stock upon becoming a director. This grant will vest in three equal installments on the first, second and third anniversaries of the grant date. Further, on the date of each annual meeting of stockholders, each non-employee director that continues to serve as a non-employee member on our Board receives an option to purchase 21,000 shares of common stock. The annual grant to the non-employee director vests on the first full anniversary of the date of grant. The exercise price of options granted to directors is equal to the closing price of our common stock on the Nasdaq Global Market the date of grant.

In 2021, under the compensation policy in effect at the time, the Board could grant a combination of stock options and restricted stock units for the annual director grant. Under that policy, the Board approved the grant of, and the Company issued to each non-employee director in May 2021, an option to purchase 10,500 shares of common stock and 5,250 restricted stock units, both of which awards vest on the first anniversary of the date of grant.

2021 Director Compensation

The following table shows the compensation earned by each of our non-employee directors for the year ended December 31, 2021:

	FEES EARNED OR	STOCK AWARDS	OPTION AWARDS
Name	PAID IN CASH ($)	($)(1)	($)(1)	TOTAL ($)
Patricia Andrews	49,000	13,388	19,187	81,575
Mark Goldberg, M.D.	55,000	13,388	19,187	87,575
Scott Jackson	55,000	13,388	19,187	87,575
Daniel Junius	62,500	13,388	19,187	95,075
Rachel King (2)	—	—	—	—
Scott Koenig, M.D., Ph.D.	44,500	13,388	19,187	77,075
Timothy Pearson	82,000	13,388	19,187	114,575

(1)	Reflects the aggregate grant date fair value of options and restricted stock units granted during the fiscal year ended December 31, 2021 calculated in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Our directors will not realize the estimated value of these awards until the awards are vested, exercised (in the case of stock options), and the underlying shares are sold.
(2)	Ms. King was a director for the full year but became eligible for compensation under our director compensation policy as a non-employee director following her retirement as our President and Chief Executive Officer in August 2021. Ms. King’s fees earned of $13,334 as a non-employee director are included in the Summary Compensation Table under the “All Other Compensation” column.

As of December 31, 2021, our non-employee directors held the following restricted stock units and stock options:

Name	Stock Awards (#)	Shares Subject to Outstanding Options (#)
Patricia Andrews	5,250	85,500
Mark Goldberg, M.D.	5,250	111,901
Scott Jackson	5,250	74,500
Daniel Junius	5,250	107,500
Rachel King (1)	—	—
Scott Koenig, M.D., Ph.D.	5,250	96,500
Timothy Pearson	5,250	111,901

(1)	Ms. King’s awards outstanding are included in the table entitled “Outstanding Equity Awards at End of 2021”.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information regarding our equity compensation plans in effect as of

December 31, 2021:

					Number of securities
					remaining available for
			Weighted-average		future issuance under
	Number of securities to		exercise		equity compensation
	be issued upon exercise		price of outstanding		plans
	of outstanding options,		options,		(excluding securities
	warrants and rights		warrants and rights		reflected in column (a))
Plan Category	(a)		(b)		(c)
Equity compensation plans approved by security holders	6,094,522	(1)	$7.73	(2)	3,889,292	(3)
Equity compensation plans not approved by security holders (4)	1,813,600		2.08		176,308
Total	7,908,122				4,065,600

(1)	Includes shares issuable upon exercise of outstanding options under our 2003 Stock Incentive Plan, shares issuable upon exercise of outstanding options and shares issuable upon settlement of outstanding restricted stock units (“RSUs”) under our 2013 Plan.
(2)	Gives effect to outstanding RSUs, which have no exercise price. Excluding the RSUs, the weighted average exercise price would be $8.20 per share.
(3)	Consists of 1,401,843 shares available under the 2013 Plan and 2,487,449 shares available under the 2013 Employee Stock Purchase Plan (“2013 ESPP”). On January 1 of each year, the number of shares reserved under the 2013 Plan and 2013 ESPP is automatically increased by 3% and 1%, respectively, of the total number of shares of common stock that are outstanding at that time, or a lesser number of shares as may be determined by our Board. An additional 1,569,416 and 523,138 shares were added to the number of available shares under the 2013 Plan and the 2013 ESPP, respectively, in each case effective January 1, 2022.
(4)	Represents shares issued and issuable under our Inducement Plan. A description of the Inducement Plan is contained in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. In January 2022, the Company’s board of directors adopted an amendment to increase the number of shares reserved for the Inducement Plan by an additional 1,000,000 shares.

TRANSACTIONS WITH RELATED PERSONS

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES

We have adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions.

For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Business Conduct and Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;
●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
●	the availability of other sources for comparable services or products; and
●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

CERTAIN RELATED PERSON TRANSACTIONS

There have been no transactions since January 1, 2021 to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements that are described under “Executive Compensation” and “Non-Employee Director Compensation.”

Indemnification Agreements

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our Board with discretion to indemnify our officers and employees when determined appropriate by the Board.

In addition, we have entered into an indemnification agreement with each of our directors and executive officers.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are GlycoMimetics stockholders will be “householding” the Company’s proxy materials. A single set of annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify your broker or GlycoMimetics. Direct your written request to GlycoMimetics, Inc., Attn: Corporate Secretary, 9708 Medical Center Drive, Rockville, Maryland 20850. Stockholders who currently receive multiple copies of the annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the 2022 Annual Meeting of Stockholders. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Christian B. Dinneen-Long
Secretary

April 11, 2022

A copy of the Company’s Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 2021 is available without charge upon written request to: Corporate Secretary, GlycoMimetics, Inc., 9708 Medical Center Drive, Rockville, Maryland 20850.

appendix A

GLYCOMIMETICS, INC.

AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

AMENDED AND RESTATED BY THE BOARD OF DIRECTORS: APRIL 7, 2022
APPROVED BY THE STOCKHOLDERS: [●], 2022
EFFECTIVE DATE OF AMENDMENT AND RESTATEMENT: [●], 2022

1.            General.

(a)          Successor to Prior Plan. The Plan is intended as the successor to the GlycoMimetics, Inc. 2003 Stock Incentive Plan, as amended (the “Prior Plan”). From and after 12:01 a.m. Eastern time on the Original Effective Date, all outstanding stock awards granted under the Prior Plan will remain subject to the terms of the Prior Plan; provided, however, that any shares subject to outstanding stock awards granted under the Prior Plan that, from and after 12:01 a.m. Eastern time on the Original Effective Date (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required to vest such shares; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares up to the maximum number set forth in Section 3(a) below, and become available for issuance pursuant to Awards granted hereunder. For the avoidance of doubt, any shares subject to outstanding stock awards granted under the Prior Plan that expire or terminate, are forfeited, cancelled or otherwise returned to the Company or are reacquired, withheld (or not issued) before the Original Effective Date shall not become Returning Shares. All Awards granted on or after 12:01 a.m. Eastern time on the Original Effective Date are subject to the terms of this Plan.

(b)          Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(c)          Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Awards, and (vii) Other Awards.

(d)          Purpose. This Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.            Administration.

(a)          Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)          Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)           To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to an Award.

(ii)          To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers,

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may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of an Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii)         To settle all controversies regarding the Plan and Awards granted under it.

(iv)         To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(v)          To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under his or her then-outstanding Award without his or her written consent except as provided in Section 2(b)(viii) below.

(vi)         To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii)        To the extent required by applicable law or listing requirements, to submit any amendment to the Plan for stockholder approval.

(viii)       To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix)         Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x)          To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(xi)         To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Award; (B) the cancellation of any outstanding Award and the

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grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Award, (5) cash award and/or (6) award of other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

(c)          Delegation to Committee.

(i)           General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)          Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d)          Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value.

(e)          Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.            Shares Subject to the Plan.

(a)          Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 12,145,995 shares (the “Share Reserve”), which number is the sum of (i) 2,619,622 shares of Common Stock added to the Share Reserve as of the A&R Effective Date, plus (ii) 9,506,767 shares of Common Stock, consisting of the shares reserved under the Plan as of the Original Effective Date, plus shares previously added to the Share Reserve pursuant to the “evergreen” provision in Section 3(a) of the Plan between the Original Effective Date and the A&R Effective Date, plus (iii) the Returning Shares, if any, in an amount not to exceed 19,606 shares of Common Stock, which become available for grant under this Plan from time to time on or after the A&R Effective Date. In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than seven years following the A&R Effective Date, commencing on January 1st of the year following the year in which the A&R Effective Date occurs and ending on (and including) January 1, 2029, in an amount equal to 4% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For

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clarity, the Share Reserve is a limitation on the number of shares of Common Stock that may be issued under the Plan. Accordingly, this Section 3(a) does not limit the granting of Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b)          Reversion of Shares to the Share Reserve. If an Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to an Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on an Award or as consideration for the exercise or purchase price of an Award will again become available for issuance under the Plan.

(c)          Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 20,000,000 shares of Common Stock.

(d)          Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(e)          Non-Employee Director Compensation Limit.  The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (1) $750,000 in total value or (2) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $1,000,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

4.            Eligibility.

(a)          Eligibility for Specific Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Awards comply with the distribution requirements of Section 409A of the Code.

(b)          Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.            Provisions Relating to Options and Stock Appreciation Rights.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory

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Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)          Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b)          Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c)          Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i)           by cash, check, bank draft or money order payable to the Company;

(ii)          pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)         by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)         if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)          in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d)          Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

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(e)          Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i)           Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii)          Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)         Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)           Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g)          Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h)          Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the

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Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i)           Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j)           Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR will terminate.

(k)          Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service.

(l)           Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Awards and are hereby incorporated by reference into such Award Agreements.

6.            Provisions of Awards Other Than Options and SARS.

(a)          Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through

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incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)           Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)          Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)         Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)         Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)          Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b)          Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)           Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)          Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)         Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)         Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)          Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into

8

additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)         Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)          Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(d)          Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

7.            Covenants of the Company.

(a)          Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

(b)          Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c)          No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.            Miscellaneous.

(a)          Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(b)          Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g.,

9

exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c)          Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d)          No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)          Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced.

(f)           Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with the rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)          Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h)          Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii)

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withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i)           Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award, a Participant consents to receive documents by electronic delivery and to participate in the Plan through any online electronic system established and maintained by the Company or a third party selected by the Company. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(j)           Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k)          Compliance with Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(l)           Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that the Company may adopt or maintain from time to time. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9.            Adjustments Upon Changes in Common Stock; Other Corporate Events.

(a)          Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan

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pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b)          Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)          Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board will take one or more of the following actions with respect to Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)           arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Award or to substitute a similar award for the Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii)          arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)         accelerate the vesting, in whole or in part, of the Award (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board will determine (or, if the Board will not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv)         arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Award;

(v)          cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi)         make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of an Award.

(d)          Change in Control. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Award Agreement for such Award or as

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may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.          Plan Term; Earlier Termination or Suspension of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the A&R Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11.          Effective Date of the Plan.

The Plan, as amended and restated hereby, will become effective on the A&R Effective Date. In addition, no Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Award, or Other Award, no Award will be granted) and no cash award will be settled unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months before or after the date the Plan is adopted by the Board.

12.          Choice of Law.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of the Plan, without regard to that state’s conflict of laws rules.

13.          Definitions.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)          “A&R Effective Date” means the date that the amended and restated Plan is adopted by the Board.

(b)          “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c)          “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a SAR, a Performance Award or any Other Award).

(d)          “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(e)          “Board” means the Board of Directors of the Company.

(f)           “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(g)          “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(h)          “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect

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to a Participant, the occurrence of any of the following events: (i) such Participant’s conviction of any felony or any crime involving fraud; (ii) such Participant’s participation (whether by affirmative act or omission) in a fraud or felonious act against the Company and/or its Affiliates; (iii) conduct by such Participant which, based upon a good faith and reasonable factual investigation by the Company (or, if such Participant is an Officer, by the Board), demonstrates such Participant’s unfitness to serve; (iv) such Participant’s violation of any statutory or fiduciary duty, or duty of loyalty owed to the Company and/or its Affiliates and which has a material adverse effect on the Company and/or its Affiliates; (v) such Participant’s violation of state or federal law in connection with such Participant’s performance of such Participant’s job which has a material adverse effect on the Company and/or its Affiliates; (vi) breach of any material term of any contract between such Participant and the Company and/or its Affiliates; and (vii) such Participant’s violation of any material Company policy. Notwithstanding the foregoing, such Participant’s death or Disability shall not constitute Cause as set forth herein. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board or Committee, as applicable, in its sole and exclusive judgment and discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(i)           “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)           any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is, on the IPO Date, either an executive officer or a Director (either, an “IPO Investor”) and/or any entity in which an IPO Investor has a direct or indirect interest (whether in the form of voting rights or participation in profits or capital contributions) of more than 50% (collectively, the “IPO Entities” ) or on account of the IPO Entities continuing to hold shares that come to represent more than 50% of the combined voting power of the Company’s then outstanding securities as a result of the conversion of any class of the Company’s securities into another class of the Company’s securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company’s Amended and Restated Certificate of Incorporation; or (D) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)          there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the IPO Entities;

(iii)         there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or

14

other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the IPO Entities; or

(iv)         individuals who, on the A&R Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

(j)           “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(k)          “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(l)           “Common Stock” means, as of the IPO Date, the common stock of the Company, having 1 vote per share.

(m)         “Company” means GlycoMimetics, Inc., a Delaware corporation.

(n)          “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(o)          “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service ; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

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(p)          “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)           a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)          a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii)         a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)         a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(q)          “Director” means a member of the Board.

(r)          “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(s)           “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(t)           “Entity” means a corporation, partnership, limited liability company or other entity.

(u)          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v)          “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the A&R Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(w)         “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)           If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)          Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

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(iii)         In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x)          “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(y)          “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

(z)          “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation SK; or (ii) is otherwise considered a “nonemployee director” for purposes of Rule 16b¬3.

(aa)        “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(bb)        “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(cc)         “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(dd)        “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ee)         “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ff)         “Original Effective Date” means September 19, 2013.

(gg)        “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Option, Nonstatutory Stock Option, SAR, Restricted Stock Award, Restricted Stock Unit Award or Performance Award.

(hh)        “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(ii)          “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(jj)         “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

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(kk)        “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 6(c) pursuant to such terms as are approved by the Board.  In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards.  Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(ll)          “Performance Criteria” means one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs;  partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnership or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.

(mm)     “Performance Goals” means, for a Performance Period, one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Award.

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(nn)        “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award.  Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(oo)        “Plan” means this GlycoMimetics, Inc. Amended and Restated 2013 Equity Incentive Plan, as amended from time to time.

(pp)        “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(qq)        “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(rr)         “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(ss)         “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(tt)         “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu)        “Securities Act” means the Securities Act of 1933, as amended.

(vv)        “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(ww)      “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(xx)        “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(yy)        “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

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VIEW MATERIALS & VOTE w SCAN TO GLYCOMIMETICS, INC. 9708 MEDICAL CENTER DRIVE ROCKVILLE, MD 20850 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 17, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/GLYC2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 17, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D76425-P73165 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. GLYCOMIMETICS, INC. The Board of Directors recommends you vote FOR each of the following directors to hold office until the 2025 Annual Meeting: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ! ! ! 1. Election of Directors Nominees: 01) Scott Jackson 02) Scott Koenig M.D., Ph.D. 03) Harout Semerjian The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain ! ! ! ! ! ! ! ! ! 2. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of GlycoMimetics, Inc. for its fiscal year ending December 31, 2022. To approve the Company's Amended and Restated Equity Incentive Plan. 3. 4. To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the proxy materials. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D76426-P73165 GLYCOMIMETICS, INC. Annual Meeting of Stockholders May 18, 2022 9:00 A.M., Eastern Daylight Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Harout Semerjian and Brian Hahn, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of GLYCOMIMETICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 A.M., Eastern Daylight Time on Wednesday, May 18, 2022, via live audio webcast at www.virtualshareholdermeeting.com/GLYC2022 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side